MATTHEWS INTERNATIONAL FUNDS

(d/b/a MATTHEWS ASIA FUNDS)

MATTHEWSASIA.COM

MATTHEWS EMERGING MARKETS EQUITY ACTIVE ETF (MEM)

MATTHEWS EMERGING MARKETS EX CHINA ACTIVE ETF (MEMX)

MATTHEWS EMERGING MARKETS SUSTAINABLE FUTURE ACTIVE ETF (EMSF)

MATTHEWS PACIFIC TIGER ACTIVE ETF (ASIA)

MATTHEWS ASIA INNOVATORS ACTIVE ETF (MINV)

MATTHEWS CHINA ACTIVE ETF (MCH)

MATTHEWS INDIA ACTIVE ETF (INDE)

MATTHEWS JAPAN ACTIVE ETF (JPAN)

MATTHEWS KOREA ACTIVE ETF (MKOR)

MATTHEWS ASIA DIVDEND ACTIVE ETF (ADVE)

(collectively, the “Funds”)

LISTED ON THE NYSE ARCA

STATEMENT OF ADDITIONAL INFORMATION

September 20, 2023

This Statement of Additional Information (this “SAI”) is not a prospectus and should be read in conjunction with the current prospectus of the Matthews Asia Funds Active ETFs (the “Funds”), dated April 28, 2023, as revised July 14, 2023, other than the Matthews Emerging Markets Sustainable Future Active ETF, Matthews Pacific Tiger Active ETF, Matthews India Active ETF, Matthews Japan Active ETF, and the Matthews Asia Dividend Active ETF, and with the separate current prospectus of the Matthews Emerging Markets Sustainable Future Active ETF, Matthews Pacific Tiger Active ETF, Matthews India Active ETF, Matthews Japan Active ETF, and the Matthews Asia Dividend Active ETF, dated September 20, 2023 (the foregoing prospectuses, collectively, the “Prospectus”).

The Prospectus and the financial statements contained in the Funds’ Annual Report for the fiscal year ended December  31, 2022, are incorporated herein by reference. The Matthews Emerging Markets ex China Active ETF, Matthews Emerging Markets Sustainable Future Active ETF, Matthews Pacific Tiger Active ETF, Matthews India Active ETF, Matthews Japan Active ETF, Matthews Korea Active ETF, and the Matthews Asia Dividend Active ETF had not yet commenced operations as of December 31, 2022, and therefore the financial statements for those Funds are not included in the Annual Report. You can obtain a free copy of the current Prospectus and Annual Report on the Funds’ website at MATTHEWSASIA.COM or by contacting a Matthews Asia Funds representative at:

Matthews Asia Funds

Three Canal Plaza,

Suite 100

Portland, ME 04101

833.228.5605

No person has been authorized to give any information or to make any representations not contained in this SAI or in the Prospectus in connection with the offering made by the Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or their underwriters. The Prospectus does not constitute an offering by the Funds or by their underwriters in any jurisdiction in which such offering may not lawfully be made.

Fund History

Matthews International Funds (d/b/a Matthews Asia Funds) (the “Trust”), Four Embarcadero Center, Suite 550, San Francisco, California 94111, is a family of funds currently offering 23 separate series of shares. This SAI pertains to ten of those series (each individually, a “Fund,” and collectively, the “Funds”):

Global Emerging Markets Strategies:

Matthews Emerging Markets Equity Active ETF

Matthews Emerging Markets ex China Active ETF

Matthews Emerging Markets Sustainable Future Active ETF

Asia Growth Strategies:

Matthews Asia Innovators Active ETF

Matthews Pacific Tiger Active ETF

Matthews China Active ETF

Matthews India Active ETF

Matthews Japan Active ETF

Matthews Korea Active ETF

Asia Growth and Income Strategy:

Matthews Asia Dividend Active ETF

The Funds are actively managed exchange-traded funds (“ETFs”) that are separate series of the Trust. The Funds offer and issue shares at net asset value (“NAV”) only in aggregations of a specified number of shares (each, a “Creation Unit”). The Funds expect to make purchases and redemptions of Creation Units in whole or in part on a cash basis. However, the Funds reserve the right to offer and issue Creation Units in exchange for an in-kind deposit of specified instruments (each, a “Deposit Security” and collectively the “Deposit Securities”), or for specified instruments together with a specified cash payment. Shares of each Fund are listed on the NYSE Arca, Inc. (the “Exchange”) and trade on the Exchange at market prices that may differ from the Fund’s NAV. As noted above, Fund shares are also redeemable only in Creation Unit aggregations, generally for a specified cash payment. As a practical matter, only institutions known as Authorized Participants purchase or redeem Creation Units. Except when aggregated in Creation Units, shares of the Funds are not individually redeemable securities.

Shares of the Funds may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the value of the missing Deposit Securities, as set forth in the Participant Agreement (as defined below). The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the U.S. Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities. As in the case of other publicly traded securities, brokers’ commissions on transactions in the secondary market will be based on negotiated commission rates at customary levels

Description of the Funds

Please read the following information together with the information contained in the current prospectus of the Funds dated April 28, 2023, as revised July 14, 2023, other than the Matthews Emerging Markets Sustainable Future Active ETF, Matthews Pacific Tiger Active ETF, Matthews India Active ETF, Matthews Japan Active ETF, and the Matthews Asia Dividend Active ETF, and with the separate current prospectus of the Matthews Emerging Markets Sustainable Future Active ETF, Matthews Pacific Tiger Active ETF, Matthews India Active ETF, Matthews Japan Active ETF, and the Matthews Asia Dividend Active ETF, dated September 20, 2023 (the foregoing prospectuses, collectively, the “Prospectus”). The information in this SAI supplements the information in the Prospectus.

The Trust is an open-end management investment company registered under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a Delaware statutory (business) trust on April 13, 1994 and commenced operations on September 12, 1994. It has never been engaged in any other business. Each Fund is “diversified” other than the Matthews Emerging Markets Sustainable Future Active ETF and the Matthews India Active ETF, which are non-diversified Funds. Diversified means that at least 75% of the value of a fund’s total assets must be comprised of (i) cash and cash items, (ii) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, (iii) securities of other investment companies, or (iv) other securities, provided that no more than 5% of the value of the fund’s total assets are invested in the securities of a single issuer and the fund does not own more than 10% of the outstanding voting securities of a single issuer. The remaining 25% of the value of a fund’s total assets may be invested in a single issuer, or in multiple issuers, not subject to the above limitations.

Each Fund has elected and intends to continue to qualify to be treated as a “regulated investment company” under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the “Code”). Such qualification relieves a Fund of liability for federal income taxes to the extent the Fund’s earnings are distributed in accordance with the Code. To so qualify, among other requirements, each Fund will limit its investments so that, at the close of each quarter of its taxable year, (i) not more than 25% of the market value of the Fund’s total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer, and it will not own more than 10% of the outstanding voting securities of a single issuer.

Investment Objective

The investment objective of each of the Funds, except for the Matthews Asia Dividend Active ETF, is to seek long-term capital appreciation.

The investment objective of the Matthews Asia Dividend Active ETF is to seek total return with an emphasis on providing current income.

Investment Process

Matthews International Capital Management, LLC (“Matthews”) is the investment advisor to each of the Funds. Matthews invests in the Asia Pacific region and Emerging Markets based on its assessment of the future development and economic prospects of companies located in those markets. Matthews believes that the countries in these markets are on paths toward economic development and, in general, deregulation and greater openness to market forces. Matthews believes in the potential for these economies, and believes that the intersection of development and deregulation will create opportunities for further growth. Matthews attempts to capitalize on its beliefs by investing in companies it considers to be well-positioned to participate in the economic evolution in these markets.

Matthews uses a range of approaches to participate in the growth of the Asia Pacific and Emerging Markets to suit clients’ differing needs and investment objectives.

Matthews researches the fundamental characteristics of individual companies to help to understand the foundation of a company’s long-term development, and to assess whether it is generally consistent with Matthews’ expectations for a region’s economic evolution. Matthews evaluates potential portfolio holdings on the basis of their individual merits, and invests in those companies that it believes are positioned to help a Fund achieve its investment objectives.

Matthews has long-term investment goals and its process aims to identify potential portfolio investments that can be held over an indefinite time horizon. Matthews regularly tests its beliefs and adjusts portfolio holdings in light of prevailing market conditions and other factors, including, among other things, economic, political or market events (e.g., changes in credit conditions or military action), changes in relative valuations (to both a company’s financial prospects and to other issuers), liquidity requirements and management malfeasance or other unethical conduct.

The Funds, other than the Matthews Emerging Markets Sustainable Future Active ETF and Matthews Asia Dividend Active ETF, invest where Matthews believes the potential for capital growth exists and in companies that it believes have demonstrated the ability to anticipate and adapt to changing markets. With respect to the Matthews Emerging Markets Sustainable Future Active ETF, Matthews seeks to invest in companies located in emerging market countries that have the potential to profit from the long-term opportunities presented by the global environmental and social challenges as well as those emerging markets companies that are contributing (or have the potential to contribute) to positive outcomes in environmental, social and governance focus areas, after taking into consideration the Fund’s environmental, social and governance (“ESG”) standards in addition to traditional financial data. With respect to the Matthews Asia Dividend Active ETF, Matthews seeks to invest in companies that have in the past paid high dividends relative to their share prices, or which it believes are well-positioned to grow future dividends, or both. Accordingly, the Matthews Asia Dividend Active ETF expects that its portfolio will primarily consist of companies with established dividend-paying records.

Equity securities in which the Funds, other than the Matthews Korea Active ETF and Matthews Asia Dividend Active ETF, may invest include common stocks, preferred stocks, warrants, and securities convertible into common or preferred stocks, such as convertible bonds and debentures. Equity securities in which the Matthews Korea Active ETF may invest include common stocks, preferred stocks, warrants, and securities convertible into common or preferred stocks, such as convertible bonds and debentures, warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts of issuers located in South Korea. Equity securities in which the Matthews Asia Dividend Active ETF may invest include common stocks, preferred stocks, convertible preferred stocks, and other equity-related instruments (including, for example, investment trusts and other financial instruments).

Each of the Funds may invest no more than 20% of its total assets in debt securities, including securities issued by government entities and their political subdivisions.

The Funds may invest in securities of issuers of various sizes. Smaller companies often have limited product lines, markets or financial resources, and they may be dependent upon one or a few key people for management and may lack depth of management. Smaller companies may have less certain growth prospects, and be more sensitive to changing economic conditions than larger, more established companies. A Fund may have more difficulty obtaining information about smaller portfolio companies, or valuing or disposing of their securities, than it would if it focused on larger, more well-known companies. Transaction costs in stocks of smaller capitalization companies may be higher than those of larger capitalization companies. The securities of such companies generally are subject to more abrupt or erratic market movements and may be less liquid than securities of larger, more established companies or the markets in general, and can react differently to political, market and economic developments than these companies or markets.

The Funds may invest in debt securities, including convertible debt securities, debt securities rated below investment grade, as well as unrated securities that have been deemed by Matthews to be of similar credit quality. Securities rated below investment grade (and unrated securities of comparable quality as determined by Matthews) are sometimes referred to as “high yield securities” or “junk bonds” and are considered to be speculative investments. High yield securities involve a greater risk of loss of principal and interest (see “Risks Associated with Securities Rated Below Investment Grade”). There is no objective standard against which Matthews may evaluate the credit and other risks of unrated securities. Matthews seeks to minimize the risks of investing in unrated and lower-rated securities through investment analysis and attention to current developments in interest rates and economic conditions. In selecting debt and convertible securities for the Funds, Matthews may assess the following factors, among others:

•	Potential for capital appreciation;

•	Price of security relative to price of underlying stock, if a convertible security;

•	Yield of security relative to yield of other fixed-income securities;

•	Interest or dividend income;

•	Call and/or put features;

•	Creditworthiness;

•	Price of security relative to price of other comparable securities;

•	Size of issue;

•	Currency of issue; and

•	Impact of security on diversification of the portfolios.

The Funds may also invest in securities of foreign issuers in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and International Depositary Receipts (“IDRs”), also known as Global Depositary Receipts (“GDRs”). Generally, ADRs in registered form are U.S. dollar-denominated securities designed for use in the U.S. securities markets, which may be converted into an underlying foreign security. ADRs represent the right to receive securities of foreign issuers deposited in the domestic bank or correspondent bank. ADRs do not eliminate all the risks inherent in investing in the securities of foreign issuers. The Funds may also invest in EDRs, which are receipts evidencing an arrangement with a European bank similar to that for ADRs and are designed for use in the European securities markets.

IDRs and GDRs are similar to ADRs except that they are bearer securities for investors or traders outside the U.S., and for companies wishing to raise equity capital in securities markets outside the U.S. Most IDRs have been used to represent shares although some represent bonds, commercial paper and certificates of deposit. Some IDRs may be convertible to ADRs, making them particularly useful for arbitrage between the markets.

The Funds may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis. Such transactions may act as a hedge against anticipated changes in interest rates and prices.

Risks of Investment

All investments involve risk. There can be no guarantee against loss resulting from an investment in the Funds, nor can there be any assurance that a Fund’s investment objective will be attained. Below is supplemental information about risks of investing in the Funds. Further information about the principal risks of investing in the Funds can be found in the Prospectus.

Political, Social and Economic Risks of Investing in Asia

The value of a Fund’s assets may be adversely affected by political, economic, social and religious factors, inadequate investor protection, changes in the laws or regulations of the countries in which it invests and the status of these countries’ relations with other countries. In addition, the economies of these countries may differ favorably or unfavorably from the U.S. economy in respects such as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency, balance of payments position and sensitivity to changes in global trade. Deflationary factors could also reemerge in certain Asian markets, the potential effects of which are difficult to forecast. While certain Asian governments will have the ability to offset deflationary conditions through fiscal or budgetary measures, others will lack the capacity to do so.

Some countries have limited natural resources (such as oil and natural gas), resulting in dependence on foreign sources for certain raw materials and vulnerability to global fluctuations of price and supply.

In many other countries, the government has exercised and continues to exercise significant influence over many aspects of the economy, and the number of public sector enterprises in these countries is substantial. Accordingly, future government actions in these countries could have a significant effect on the economy of these countries, which could affect private sector companies and the Funds, market conditions, and prices and yields of securities in a Fund’s portfolio.

Risks of Investing in Emerging Markets

The Funds invest primarily in the Asia Pacific region. Many countries of the Asia Pacific region are considered to be developing or emerging economies and markets. The Matthews Emerging Markets Equity Active ETF, Matthews Emerging Markets ex China Active ETF, and Matthews Emerging Markets Sustainable Future Active ETF also invest a substantial portion of their total net assets in various emerging countries and markets outside the Asia Pacific region. The risks of investment in such markets include (i) less social, political and economic stability; (ii) the smaller size of the securities markets and the lower volume of trading, which may result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests, or expropriation or confiscation of assets or property, which could result in a Fund’s loss of its entire investment in that market; (iv) less developed legal and regulatory structures governing private or foreign investment or allowing for judicial redress for injury to private property; (v) inaccurate, incomplete or misleading financial information on companies in which the Funds invest; (vi) securities of companies may trade at prices not consistent with traditional valuation measures; and (vii) limitations on foreign ownership, which may impact the price of a security purchased or held by the Funds.

Many developing countries in which the Funds invest lack the social, political and economic stability characteristics of the United States. Political instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars and religious oppression. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation; and (v) imposition of trade barriers.

Stock exchanges in emerging markets have in the past experienced substantial fluctuations in the prices of their listed securities. They have also experienced problems such as temporary exchange closures, broker defaults, settlement delays and broker strikes that, if they occur again, could affect the market price and liquidity of the securities in which the Funds invest. In addition, the governing bodies of certain stock exchanges have from time to time imposed restrictions on trading in certain securities, limitations on price movements and margin requirements. Disputes have also occurred from time to time among listed companies, the stock exchanges and other regulatory bodies, and in some cases those disputes have had a negative effect on overall market sentiment. There have been delays and errors in share allotments relating to initial public offerings, which in turn may affect overall market sentiment and lead to fluctuations in the market prices of the securities of those companies and others in which the Funds may invest.

In the past, governments within the emerging markets have become overly reliant on the international capital markets and other forms of foreign credit to finance public spending programs that cause large deficits. Often, interest payments have become too burdensome for the government to meet, representing a large percentage of total GDP. These foreign obligations then become the subject of political debate with the opposition parties pressuring the government to use its resources for social programs rather than making payments to foreign creditors. Some foreign governments have been forced to seek a restructuring of their loan and/or bond obligations and have declared a temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by foreign governments and companies in emerging market countries and have negatively impacted not only their cost of borrowing, but their ability to borrow in the future as well.

In addition, brokerage commissions, custodial fees, withholding taxes, and other costs relating to investment in foreign markets may be higher than in the United States. The operating expense ratio of a Fund may be expected to be higher than that of a fund investing primarily in the securities of U.S. issuers.

Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Sudden changes in governments may result in policies that are less favorable to investors, such as policies designed to expropriate or nationalize “sovereign” assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.

Legal principles relating to corporate affairs and the validity of corporate procedures, directors’ fiduciary duties and liabilities and shareholders’ rights may differ from those that may apply in the United States and other more developed countries. Shareholders’ rights may not be as extensive as those that exist under the laws of the United States and other more developed countries. A Fund may therefore have more difficulty asserting shareholder rights than it would as a shareholder of a comparable U.S. company.

Disclosure and regulatory standards of emerging market countries are in many respects less stringent than U.S. standards. Issuers are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to issuers in the United States or other more developed countries. In particular, the assets and profits appearing on the financial statements of an issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. or European generally accepted accounting principles. There is substantially less publicly available information about emerging market issuers than there is about U.S. issuers.

Risks of Foreign Currency

Currencies of emerging market countries are subject to significantly greater risks than currencies of developed countries. Many emerging market countries have experienced steady declines or sudden devaluations of their currencies relative to the U.S. dollar. Some emerging markets currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies.

Some emerging markets countries have experienced deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions, foreign investments or the repatriation of foreign investments. Future restrictive exchange controls could prevent or restrict the ability of an issuer in such markets to make dividend or interest payments in the original currency of the obligation. In addition, even though the currencies of some emerging market countries may be converted into U.S. dollars, the conversion rates may not reflect their market values.

The U.S. dollar value of a Fund’s investments and of dividends and interest earned by the Funds may be significantly affected by changes in currency exchange rates. The value of a Fund’s assets denominated in foreign currencies will increase or decrease in response to fluctuations in the value of those foreign currencies relative to the U.S. dollar. For example, if a Fund increases its exposure to a currency and that currency’s price subsequently falls, such currency management may result in increased losses to that Fund. Similarly, if a Fund decreases its exposure to a currency and the currency’s price rises, that Fund will lose the opportunity to participate in the currency’s appreciation. Some currency prices may be volatile, and there is the possibility of government controls on currency exchange or government intervention in currency markets, which could adversely affect the Funds. Foreign investments, which are not U.S. dollar-denominated, may require a Fund to convert assets into foreign currencies or to convert assets and income from foreign currencies to U.S. dollars. Normally, exchange transactions will be conducted on a spot, cash or forward basis at the prevailing rate in the foreign exchange market.

Dividends and interest received by the Funds with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. In addition, many foreign countries do not impose taxes on capital gains with respect to investments by non-resident investors.

The Funds may invest in convertible debt securities, which may be denominated in U.S. dollars, local or other currencies. The value of convertible securities varies with a number of factors including the value and volatility of the underlying stock, the level and volatility of interest rates, the passage of time, dividend policy and other variables. Investing in a convertible security denominated in a currency different from that of the security into which it is convertible may expose a Fund to currency risk as well as risks associated with the level and volatility of the foreign exchange rate between the security’s currency and the underlying stock’s currency.

Risks of Fixed-Income Securities

All fixed-income securities are subject to three primary types of risks: credit risk, currency risk and interest rate risk. The credit risk relates to the ability and willingness of the issuer to meet interest or principal payments or both as they come due. The currency risk results from fluctuations in the currency denomination of a bond in relation to other currencies. The interest rate risk refers to the fluctuations in the net asset value (“NAV”) of any portfolio of fixed-income securities resulting from the inverse relationship between price and yield of fixed-income securities; that is, when the general level of interest rates rises, the prices of outstanding fixed-income securities decline, and when interest rates fall, prices rise.

If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a rise in interest rates or a decline in the exchange rate of the currency would adversely affect the value of the security expressed in dollars. Fixed- income securities denominated in currencies other than the U.S. dollar or in multinational currency units are evaluated on the strength of the particular currency against the U.S. dollar as well as on the current and expected levels of interest rates in the country or countries.

In an international bond portfolio, the interest rate risk of a security is primarily linked to the interest rates of the currency of denomination of the security. For instance, U.S. dollar-denominated bonds of Asian companies would be primarily exposed to U.S. interest rate risk, rather than the interest rates of the home country of that company.

Analogously, local currency bonds of Asian companies would be primarily exposed to the interest rates of the country of the currency of denomination of the security, so an Indonesian rupiah-denominated bond, for instance, would be most sensitive to the interest rates of Indonesia.

Risks of Securities Rated Below Investment Grade

In this SAI, references are made to credit ratings of debt securities, which measure an issuer’s expected ability to pay principal and interest over time. Credit ratings are determined by rating organizations, such as Moody’s Investors Services, Inc. (“Moody’s”), S&P Global (“S&P”) or Fitch Ratings, Inc. (“Fitch”). The following terms are generally used to describe the credit quality of debt securities depending on the security’s credit rating or, if unrated, credit quality as determined by Matthews:

•	High quality

•	Investment grade

•	Below investment grade (“high yield securities” or “junk bonds”)

For a further description of credit ratings, see “Appendix: Bond Ratings.” As noted in the Appendix, Moody’s, S&P and Fitch may modify their ratings of securities to show relative standing within a rating category, with the addition of numerical modifiers (1, 2 or 3) in the case of Moody’s, and with the addition of a plus (+) or minus (-) sign in the case of S&P or Fitch. A Fund may purchase a security, regardless of any rating modification, provided the security is rated at or above the Fund’s minimum rating category. For example, a Fund may purchase a security rated B3 by Moody’s, B- by S&P, or B- by Fitch, provided the Fund may purchase securities rated B.

Each Fund limits its investments in securities rated below investment grade (securities rated lower than BBB by S&P or Fitch, Baa or below by Moody’s or, if unrated, are of comparable quality in the judgment of Matthews) to no more than 15% of its total assets. Securities rated lower than BBB by S&P or Fitch, or Baa by Moody’s are considered to have speculative characteristics. Debt securities rated below investment grade, commonly referred to as “junk bonds,” are considered to be of poor standing and have speculative characteristics that result in a greater risk of loss of principal and interest. There can be no assurance that the Funds would be protected from widespread bond defaults brought about by a sustained economic downturn or other market and interest rate changes.

The value of lower-rated debt securities will be influenced not only by changing interest rates, but also by the bond market’s perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, low and medium-rated bonds may decline in market value due to investors’ heightened concern over credit quality, regardless of prevailing interest rates. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity (liquidity refers to the ease or difficulty which a Fund could sell a security at its perceived value) of lower-rated securities held by a Fund, especially in a thinly-traded foreign market.

To the extent that an established secondary market does not exist and a particular lower-rated debt security is thinly-traded, that security’s fair value may be difficult to determine because of the absence of reliable objective data. As a result, a Fund’s valuation of the security and the price it could obtain upon its disposition could differ.

The credit ratings of S&P, Fitch and Moody’s are evaluations of the safety of principal and interest payments, not market value risk, of lower-rated securities. Credit rating agencies may fail to change timely the credit ratings to reflect subsequent events. Therefore, in addition to using recognized rating agencies and other sources, Matthews may perform its own analysis of issuers. Matthews’ analysis of issuers may be based on various factors, including, without limitation, historic and current financial conditions and current and anticipated cash flows. Such analysis is used by Matthews only for purposes of making an investment decision for the Funds, and Matthews makes no representation or guarantee as to the credit quality of a security in performing such analysis.

Risks of Pledged Shares

In certain markets such as, but not limited to, India and mainland China, the practice of issuers and large shareholders pledging their shares to banks as collateral to borrow capital may be common market practice. The level of transparency as to the amount of pledged shares differs among those markets, but generally is lacking to one degree or another, making it difficult or impossible to determine precisely, at any given time, the amount of an issuer’s shares or aggregate capitalization in a particular market that may be pledged. The prevalence of share pledging for a particular issuer or market may engender risk to that issuer specifically or market generally. For example, a decline in an issuer’s share price, which reduces the value of the pledged shares, may cause the lender to sell the pledged shares, sometimes in large quantities in a short amount of time, to recoup loans if the borrower is unable to provide additional collateral, which could exacerbate the decline in the issuer’s share price. Similarly, the prevalence of share pledging in a market could exacerbate any general decline in that market as lenders sell pledged shares to recoup loans. In either of these cases, a Fund that invests in a particular issuer or a market in which share pledging is prevalent could suffer greater losses than otherwise due to the knock-on effect of the practice of share pledging.

Cyber Security Risks

Information and technology systems relied upon by the Funds, Matthews, the Funds’ service providers (including, but not limited to, Fund accountants, custodians, transfer agents, administrators, distributors and other financial intermediaries) and/or the issuers of securities in which the Funds invest may be vulnerable to damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons, security breaches, usage errors, power outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. Although Matthews has implemented measures to manage risks relating to these types of events, systems failures may still occur from time to time. The failure of these systems and/or of disaster recovery plans could cause significant interruptions in the operations of the Funds, Matthews, the Funds’ service providers and/or issuers of securities in which the Funds invest and may result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to investors (and the beneficial owners of investors). Such a failure could also harm the reputation of a Fund, Matthews, the Funds’ service providers and/or issuers of securities in which a Fund invests, subject such entities and their respective affiliates to legal claims or otherwise affect their business and financial performance.

Risks of Investing Pre-IPO Securities

The Funds may invest in pre-IPO securities. Pre-IPO securities, or venture capital investments, are investments in new and early stage companies, often funded by venture capital and referred to as “venture capital companies”, whose securities have not been offered to the public and that are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that may result in significant decreases in the value of these investments. Venture capital companies may not have established products, experienced management or earnings history. The Funds may not be able to sell such investments when the portfolio managers and/or investment personnel deem it appropriate to do so because they are not publicly traded. As such, these investments are generally considered to be illiquid until a company’s public offering (which may never occur) and are often subject to additional contractual restrictions on resale following any public offering that may prevent the Funds from selling their shares of these companies for a period of time. Market conditions, developments within a company, investor perception or regulatory decisions may adversely affect a venture capital company and delay or prevent a venture capital company from ultimately offering its securities to the public.

Risks of Investing in Foreign Countries

The Matthews Pacific Tiger Active ETF, Matthews Asia Innovators Active ETF and Matthews Asia Dividend Active ETF may invest in companies from different countries. In addition, each of the Matthews Pacific Tiger Active ETF, Matthews Asia Innovators Active ETF and Matthews Asia Dividend Active ETF may invest up to 20% of its total assets in companies and other issuers located outside of Asia or the Asia Pacific region. The Matthews Emerging Markets Equity Active ETF and Matthews Emerging Markets Sustainable Future Active ETF may invest in companies from different countries and may invest up to 20% of its total assets in companies located outside of emerging countries and markets. The Matthews Emerging Markets ex China Active ETF may invest in companies from different countries and may invest up to 20% of its total assets in companies located in China or outside of emerging countries and markets. The Matthews China Active ETF may invest up to 20% of its total assets in securities located outside of China. The Matthews India Active ETF may invest up to 20% of its total assets in securities located outside of India. The Matthews Japan Active ETF may invest up to 20% of its total assets in securities located outside of Japan. The Matthews Korea Active ETF may invest up to 20% of its total assets in securities located outside of South Korea. Such investments by the Funds may be in the securities of companies from any country, including, without limitation, the United States. Each country’s size, level of economic development, and economic and political stability will have an impact on the value of those companies.

The Matthews China Active ETF concentrates its investments in securities of Chinese companies. The Matthews India Active ETF concentrates its investments in securities of Indian companies. The Matthews Japan Active ETF concentrates its investments in securities of Japanese companies. The Matthews Korea Active ETF concentrates its investments in securities of South Korean companies. Consequently, the share price of the Matthews China Active ETF, Matthews India Active ETF, Matthews Japan Active ETF and Matthews Korea Active ETF may be more volatile, and more affected by political, economic and other events in the country in which they invest than that of mutual funds or ETFs that are not as geographically concentrated. An investment in the Matthews China Active ETF, Matthews India Active ETF, Matthews Japan Active ETF and Matthews

Korea Active ETF should not be considered a complete investment program, but may be used to help diversify a portfolio. Information regarding the risks associated with investing in China (including Hong Kong), India, Japan, and South Korea are included in the Prospectus and is set forth below.

Risks Associated with China

The Funds may hold securities listed on the Shanghai Stock Exchange (“SSE”) or Shenzhen Stock Exchange (“SZSE”). Securities listed on these exchanges are divided into two classes: A shares, which are mostly limited to domestic investors (“China A Shares,” as described further below under “Risks Associated with Investing In China A Shares”), and B shares, which are allocated for both international and domestic investors (“China B Shares”). Currently, the Funds’ exposure to securities listed on either the SSE or SZSE is largely through the China B Shares. However, the Funds may hold smaller amounts of China A Shares through the Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect programs (each a “Stock Connect” and together the “Stock Connects”) or through Matthews’ Qualified Foreign Investor (“QFI”) Status.

The Stock Connects and Matthews’ QFI Status are described in more detail under “Risks Associated with Investing In China A Shares,” below. In addition to these China A Shares and China B Shares, the Funds may also invest in Hong Kong listed H shares, Hong Kong listed Red Chips (which are companies incorporated in certain foreign jurisdictions, owned by national or local governments in China and deriving substantial revenues in China, but listed in Hong Kong), P Chips (which are companies incorporated in certain foreign jurisdictions, controlled by individuals in China and deriving substantial revenues in China, but listed in Hong Kong) and companies with a significant amount of their revenues derived from business conducted in China (regardless of the exchange on which the security is listed or the jurisdiction in which the company is based).

Some Funds may invest in onshore China bonds via the QFI Status awarded to Matthews or through a China Interbank Bond Market (“CIBM”) registration. CIBM is an over-the-counter (“OTC”) market outside the two main stock exchanges in the People’s Republic of China (“PRC”), Shanghai Stock Exchange and Shenzhen Stock Exchange, and was established in 1997. On CIBM, institutional investors (including domestic institutional investors but also QFIs, as well as other offshore institutional investors, subject to authorization) trade certain debt instruments on a one-to-one quote-driven basis. CIBM accounts for a vast majority of outstanding bond values of total trading volume in the PRC. The main debt instruments traded on CIBM include government bonds, financial bonds, corporate bonds, bond repo, bond lending, and People’s Bank of China (“PBOC”) bills.

Investors should be aware that trading on CIBM exposes the applicable Fund to increased risks. CIBM is still in its development stage, and the market capitalization and trading volume may be lower than those of more developed markets. Market volatility and potential lack of liquidity due to low trading volume of certain debt securities may result in the prices of debt securities traded on such market to fluctuate significantly. Funds investing in such a market therefore may incur significant trading, settlement and realization costs, and may face counterparty default risk, liquidity and volatility risks, resulting in significant losses for the Funds and their investors. Further, since a large portion of issuers of the CIBM products consists of Chinese state-owned entities, the policy priorities of the Chinese government, the strategic importance of the industry, and the strength of a company’s ties to the local, provincial, or central government may and will affect the pricing of such securities.

In addition to the risks of investing in securities of Chinese issuers described in the Prospectus, it is important to understand that significant portions of the Chinese securities markets may become rapidly illiquid, as the Chinese regulatory authorities and Chinese issuers have the ability to suspend the trading of equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate. The liquidity of a suspended security may be significantly impaired, and may be more difficult to value accurately. Illiquidity of a Fund’s holdings may limit the ability of the Fund to obtain cash to meet redemptions on a timely basis.

Risks of Variable Interest Entities

Certain of the Funds (currently including the Matthews Asia Innovators Active ETF and Matthews China Active ETF) invest a substantial portion of their assets, and the other Funds may invest to a lesser extent, in certain operating companies in China through legal structures known as variable interest entities (“VIEs”). In China, ownership of companies in certain sectors by foreign individuals and entities (including U.S. persons and entities such as the Funds) is prohibited. In order to facilitate foreign investment in these businesses, many Chinese companies have created VIEs. In such an arrangement, a China-based operating company typically establishes an offshore shell company in another jurisdiction, such as the Cayman Islands. That shell company enters into service and other contracts with the China-based operating company, then issues shares on a foreign exchange, such as the New York Stock Exchange. Foreign investors hold stock in the shell company rather than directly in the China-based operating company. This arrangement allows U.S. investors to obtain economic exposure to the China-based company through contractual means rather than through formal equity ownership.

On July 30, 2021, SEC Chairman Gary Gensler issued a statement addressing recent guidance to and restrictions placed on China-based companies raising capital offshore, including through VIE structures, by the government of China. Chairman Gensler’s statement highlighted his view of certain risks to U.S. investors of investing in VIEs. The risks mentioned by him together with the risks identified by the Funds primarily include the following items. Although VIEs are a longstanding industry practice and well known to officials and regulators in China, VIE structures are not formally recognized under Chinese law. Investors face uncertainty about future actions by the government of China that could significantly affect an operating company’s financial performance and the enforceability of the shell company’s contractual arrangements. It is uncertain whether Chinese officials or regulators will withdraw their implicit acceptance of the VIE structure, or whether any new laws, rules or regulations relating to VIE structures will be adopted or, if adopted, what impact they would have on the interests of foreign shareholders. Under extreme circumstances, China might prohibit the existence of VIEs, or sever their ability to transmit economic and governance rights to foreign individuals and entities; if so, the market value of the Funds’ associated portfolio holdings would likely suffer significant, detrimental, and possibly permanent effects, which could result in substantial investment losses.

Risks Associated with Taiwan

The political reunification of China and Taiwan, over which China continues to claim sovereignty, is a highly complex issue and is unlikely to be settled in the near future. Continuing hostility between China and Taiwan may have an adverse impact on the values of a Fund’s investments in both China and Taiwan, or make investment in China and Taiwan impracticable or impossible. Any escalation of hostility between China and Taiwan would likely distort Taiwan’s capital accounts, as well as have a significant adverse impact on the value of a Fund’s investments in both countries, and in other countries in the region.

Taiwan has in the past shown an ability to prosper in a competitive environment on the strength of product quality, efficiency and responsiveness to market demand. This ability will continue to be tested in the future as, in addition to certain protectionist threats, Taiwan’s export economy faces competition from producers in other countries with lower wage levels than those generally prevailing in Taiwan. Skilled workers and technical personnel are still relatively inexpensive in Taiwan, but unskilled labor is increasingly in short supply. Recognizing the imperatives of the more competitive Asian economy, the Taiwanese government is seeking to develop Taiwan into a regional hub for high-end manufacturing, sea and air transportation, finance, telecommunications and media. Taiwan is seeking to develop further as a service-oriented economy rather than a labor- intensive, manufacturing-oriented one. One result of the movement of industrial capacity offshore has been the reduction of the labor shortage in manufacturing.

Risks Associated with India

The Indian government has exercised, and continues to exercise, significant influence over many aspects of the Indian economy. Foreign investment in the securities of issuers in India is usually restricted or controlled to some degree. In addition, the availability of financial instruments with exposure to Indian financial markets may be substantially limited by restrictions on foreign investors. In India, only certain foreign entities are permitted to invest in exchange-traded securities, subject to the conditions specified in Indian guidelines and regulations. The Trust was initially required to register with the Securities and Exchange Board of India (“SEBI”) and the Reserve Bank of India as a Foreign Institutional Investor (“FII”) to receive permission to trade in Indian securities. In 2014, SEBI issued new Foreign Portfolio Investor (“FPI”) regulations (the “Guidelines”), replacing the regulations relating to FII investment. As with the prior FII regulations, the Guidelines require SEBI to review the professional experience and reputation of the FPI, and custodian arrangements for Indian securities. Although the Trust has transitioned its status as a registered FII to a registered FPI, it must still seek renewal of this status periodically. There can be no guarantee that regulatory approval will be granted to continue the Trust’s FPI status. FPIs are required to observe certain investment restrictions, including limiting the aggregate ownership of any one company by an FPI and its investors to less than 10% of the company’s total issued share capital. In addition, the shareholdings of all registered FPIs may not exceed 24% of the issued share capital of most companies. It is possible that this restriction could be raised or potentially lifted, subject to that company’s approval. Under normal circumstances, income, gains and initial capital with respect to such investments are freely repatriable, subject to payment or withholding of applicable Indian taxes. Please see “Other Foreign Tax Issues.” There can be no assurance that these investment control regimes will not change in a way that makes it more difficult or impossible for the Funds to reach their investment objectives or repatriate their income, gains and initial capital from India.

A high proportion of the shares of many Indian issuers are held by a limited number of persons or entities, which may limit the number of shares available for investment by a Fund. In addition, further issuances (or the perception that such issuances may occur) of securities by Indian issuers in which a Fund has invested could dilute the earnings per share of that Fund’s investment and could adversely affect the market price of such securities. Sales of securities by such issuer’s major shareholders, or the perception that such sales may occur, may also significantly and adversely affect the market price of such securities and, in turn, a Fund’s investment. A limited number of issuers represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of the Indian securities markets may also affect a Fund’s ability to acquire or dispose of securities at the price and time that it desires.

Certain sectors, such as telecommunications or banking, have restrictions that limit foreign investment above a specified percentage (or require regulatory approval to exceed that percentage). In addition, Indian takeover regulations contain certain provisions that may delay, deter, or prevent a future takeover or change in control of Indian companies. Those regulations may discourage or prevent a third-party from acquiring control of an Indian company, even if a change in control would result in the purchase of equity shares of such company at a premium to the market price or would otherwise be beneficial to a Fund. Certain reports also are required to be made upon reaching the specified levels under the Indian takeover regulations. Because FPIs are required to report the acquisition or divestment of shares of Indian companies with Indian regulators upon crossing certain thresholds, a Fund may be required to submit reports in accordance with applicable laws.

The ability of the Funds to invest in Indian securities, exchange Indian rupees into U.S. dollars and repatriate investment income, capital and proceeds of sales realized from their investments in Indian securities is subject to the Indian Foreign Exchange Management Act, 1999, and the rules, regulations and notifications issued thereunder. There can be no assurance that the Indian government in the future, whether for purposes of managing its balance of payments or for other reasons, will not impose restrictions on foreign capital remittances abroad or otherwise modify the exchange control regime applicable to foreign institutional investors in such a way that may adversely affect the ability of the Funds to repatriate their income and capital. Such conditions or modifications may prompt the Board of Trustees of the Trust (the “Board of Trustees” or the “Board”) to suspend redemptions of a Fund’s shares for up to the period allowed by the 1940 Act, which is seven days, except in certain limited circumstances. If for any reason a Fund is unable, through borrowing or otherwise, to distribute an amount equal to substantially all of its investment company taxable income (as defined for U.S. tax purposes, without regard to the deduction for dividends paid) within the applicable time periods, a Fund would cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Code.

Religious and border disputes persist in India. Moreover, India has from time to time experienced civil unrest and hostilities with neighboring countries such as Pakistan. Both India and Pakistan have tested nuclear arms, and the threat of deployment of such weapons could hinder development of the Indian economy. Escalating tensions between India and Pakistan could impact the broader region. The Indian government has confronted separatist movements in several Indian states. The longstanding dispute with Pakistan over the bordering Indian state of Jammu and Kashmir, a majority of whose population is Muslim, remains unresolved. Recent attacks by terrorists believed to be based in Pakistan against India have further damaged relations between the two countries. If the Indian government is unable to control the violence and disruption associated with these tensions, the results could destabilize the economy and, consequently, adversely affect a Fund’s investments.

Risks Associated with Japan

The Japanese economy has only recently emerged from a prolonged economic downturn. Since the year 2000, Japan’s economic growth rate has remained relatively low. The economy is characterized by an aging demographic, declining population, large government debt and highly regulated labor market. Economic growth is dependent on domestic consumption, deregulation and consistent government policy. International trade, particularly with the U.S., also impacts growth and adverse economic conditions in the U.S. or other such trade partners may affect Japan. Japan also has a growing economic relationship with China and other Southeast Asian countries, and thus Japan’s economy may also be affected by economic, political or social instability in those countries (whether resulting from local or global events).

Risks Associated with South Korea

The South Korean government has historically imposed significant restrictions and controls on foreign investors. As a result, the Funds may be limited in their investments or precluded from investing in certain South Korean companies, which may adversely affect the performance of the Funds. Under current regulations, foreign investors are allowed to invest in almost all shares listed on the South Korean Stock Exchange (“KSE”). From time to time, many of the securities trade among non-South Korean residents at a premium over the market price. Foreign investors may effect transactions with other foreign investors off the KSE in the shares of companies that have reached the maximum aggregate foreign ownership limit through a securities company in South Korea. These transactions typically occur at a premium over prices on the KSE. There can be no assurance that the Funds, if they purchase such shares at a premium, will be able to realize such premiums on the sale of such shares or that such premium will not be reduced or eliminated by changes in regulations or otherwise. Such securities will be valued at fair value as determined in good faith by the Valuation Designee under the oversight of the Board of Trustees (as described on page 73).

Investments by the Funds in the securities of South Korean issuers may involve investment risks different from those of U.S. issuers, including possible political, economic or social instability in South Korea, and changes in South Korean law or regulations. In addition, there is the possibility of the imposition of currency-exchange controls, foreign withholding tax on the interest income payable on such instruments, foreign controls, seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect the South Korean securities held by the Funds. Political instability and/or military conflict involving North Korea may adversely affect the value of the Funds’ assets. Foreign securities may also be subject to greater fluctuations in price than securities of domestic corporations or the U.S. government. There may be less publicly available information about a South Korean company than about a U.S. company. Brokers in South Korea may not be as well capitalized as those in the U.S., so that they may be more susceptible to financial failure in times of market, political or economic stress. Additionally, South Korean accounting, auditing and financial reporting standards and requirements differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a South Korean issuer may not reflect its financial position or results of operations in accordance with U.S. generally accepted accounting principles. There is a possibility of expropriation, nationalization, confiscatory taxation or diplomatic developments that could adversely affect investments in South Korea.

The Funds do not intend to engage in activities that they believe would create a permanent establishment in South Korea within the meaning of the South Korea-U.S. Tax Treaty. Therefore, the Funds generally should not be subject to any South Korean income taxes other than South Korean withholding taxes. Exemption or reductions in these taxes apply if the South Korea-U.S. Tax Treaty applies to the Funds. If the treaty provisions are not, or cease to be, applicable to the Funds, significant additional withholding or other taxes could apply, reducing the NAVs of the Funds.

Risks Associated with Other Countries

The Funds may invest a substantial portion of its total net assets, in various other countries in the Asia Pacific region, including Australia, Bangladesh, Cambodia, Indonesia, Kazakhstan, Laos, Malaysia, Mongolia, Myanmar, New Zealand, Pakistan, Papua New Guinea, Philippines, Sri Lanka, Thailand, and Vietnam. The Matthews Emerging Markets Equity Active ETF, Matthews Emerging Markets ex China Active ETF and Matthews Emerging Markets Sustainable Future Active ETF will invest a substantial portion of their total net assets in various emerging countries and markets outside the Asia Pacific region, such as Brazil and Mexico. Information regarding the risks associated with investing in some of these countries is included in the Prospectus, and additional information regarding the risks of investing in some of these countries is set forth below.

Vietnam. In 1992, Vietnam initiated the process of privatization of state-owned enterprises, and expanded that process in 1996. The Vietnamese government has exercised and continues to exercise significant influence over many aspects of the economy. Accordingly, government and bureaucratic actions have a significant effect on the economy and could adversely affect market conditions, deter economic growth and the profitability of private enterprises. Some Vietnamese industries, including commercial banking, remain dominated by state-owned enterprises. To date, economic, political and legal reform has proceeded at a slow pace, and foreign direct investment remains at a developmental stage. Currently, employees and management boards hold a majority of the equity of most privatized enterprises. In addition, the government of Vietnam continues to hold, on average, more than one-third of the equity in such firms. Only a small percentage of the shares of privatized companies are held by investors. In addition, Vietnam continues to impose limitations on foreign ownership of Vietnamese companies. Vietnamese authorities have in the past imposed arbitrary repatriation taxes on foreign owners, and the government may levy withholding and other taxes on dividends, interest and gains. Despite rapid growth in economic activity over the past decade and longer, there can be no guarantee that Vietnam’s privatization process, or its efforts to reform its economic, political or legal systems will continue.

Inflation threatens long-term economic growth and may deter foreign investment in the country. In addition, foreign currency reserves in Vietnam may not be sufficient to support conversion into the U.S. dollar (or other more liquid currencies), which may result in a fund being unable to repatriate proceeds from the sales of Vietnamese holdings. Business and overseas investment patterns may exacerbate currency conversion and repatriation at certain times of the year. The Funds may attempt to repatriate from the Vietnamese Dong using a third currency (e.g., Hong Kong Dollar or Euro), which could expose the Funds to risks associated with that currency and additional costs. Perhaps to a greater extent than markets in other emerging market countries, Vietnamese markets have relatively low levels of liquidity, which may result in extreme volatility in the prices of Vietnamese securities. Market volatility may also be heightened by the actions of a small number of investors.

Pakistan. Changes in the value of investments in Pakistan and in companies with significant economic ties to that country largely depend on continued economic growth and reform in Pakistan, which remains uncertain and subject to a variety of risks. Adverse developments can result in substantial declines in the value of investments. Pakistan has faced, and continues to face, high levels of political instability and social unrest at both the regional and national levels. Such instability has and may erupt again into wide-scale disorder. Social and political instability may also result in increased levels of terrorism, prolonged economic disruption and may discourage foreign investment.

Ongoing border disputes with India may result in armed conflict between the two nations, both of which possess nuclear capabilities. Even in the absence of armed conflict, the lingering threat of war with India may depress economic growth and investment in Pakistan. Additionally, Pakistan’s geographic location and its shared borders with Afghanistan and Iran increase the risk that it will be involved in, or otherwise affected by, international conflict. Pakistan’s economic growth is in part attributable to high levels of foreign aid, loans and debt forgiveness. Such international support, however, may be significantly reduced or terminated in response to changes in the political leadership of Pakistan.

Pakistan faces a wide range of other economic problems and risks. Pakistan has undertaken a privatization initiative, but with continued opposition to such efforts, there is substantial uncertainty over whether privatization will continue and whether existing efforts will be reversed. Pakistan is subject to substantial natural resource constraints, which both hamper development and make Pakistan’s economy vulnerable to price fluctuations in these resources. Pakistan maintains large budgetary and current account deficits. The resulting high levels of national debt may not be sustainable. Pakistan also maintains a trade deficit, which could be worsened if relations with the United States, the largest market for Pakistani exports, deteriorate. The rights of investors and other property owners in Pakistan are subject to protection by a developing judicial system that is widely perceived as lacking transparency. Inflation threatens long-term economic growth and may deter foreign investment in the country. Government leaders have previously adopted policies that increased legal and economic uncertainty and inhibited foreign investment and may do so in the future.

Kazakhstan. Kazakhstan is an ethnically diverse republic with authoritarian presidential rule located in a strategic position between Asia and Europe. Kazakhstan has a resource-based economy heavily dependent on the export of natural resources, and accordingly, fluctuations in certain commodity markets or sustained low prices for Kazakh exports could adversely affect Kazakhstan’s economy.

Additionally, rising commodities prices create inflationary pressures from strong currency inflows. Kazakhstan has pursued economic reform and liberalization of many economic areas, but there is no guarantee that the government will not become directly involved in aspects of the economy in the future. The banking system is a significant weak point in the Kazakh economy because the solvency of banks is at risk from a high proportion of non-performing loans.

Brazil. Brazilian issuers are subject to possible regulatory and economic interventions by the Brazilian government, including the imposition of wage and price controls and the limitation of imports. In addition, the market for Brazilian securities is directly influenced by the flow of international capital and economic and market conditions of certain countries, especially other emerging market countries in Central and South America. The Brazilian economy historically has been exposed to high rates of inflation and a high level of debt, each of which may reduce and/or prevent economic growth. Brazil also has suffered from chronic structural public sector deficits. Such challenges have contributed to a high degree of price volatility in both the Brazilian equity and foreign currency markets. A rising unemployment rate could also have the same effect.

Mexico. The Mexican economy is dependent upon external trade with other economies, specifically with the United States and certain Latin American countries. As a result, Mexico is dependent on the U.S. economy, and any change in the price or demand for Mexican exports may have an adverse impact on the Mexican economy. Recently, Mexico has experienced an outbreak of violence related to drug trafficking. Incidents involving Mexico’s security may have an adverse effect on the Mexican economy and cause uncertainty in its financial markets. In the past, Mexico has experienced high interest rates, economic volatility, and high unemployment rates. In addition, one political party dominated its government until the elections of 2000, when political reforms were put into place to improve the transparency of the electoral process. Since then, competition among political parties has increased, resulting in elections that have been contentious, and this continued trend could lead to greater market volatility.

Russia. Russia has been undergoing some market-oriented reforms including a movement from centrally controlled ownership to privatization; however, it may experience unfavorable political developments, social instability, and/or significant changes in government policies. For example, military and political actions undertaken by Russia have prompted the United States and the regulatory bodies of certain other countries, as well as the EU, to impose economic sanctions on certain Russian individuals and Russian companies. These sanctions can consist of prohibiting certain securities trades, certain private transactions in the energy sector, asset freezes and prohibition of all business, against certain Russian individuals and Russian companies. Additionally, Russia is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity, including economic restrictions, sanctions, tariffs or cyberattacks on the Russian government or Russian companies, may impact Russia’s economy and Russian issuers of securities in which the Funds invest. In addition, Russia’s recent military incursions in Ukraine have led to sanctions being levied by the United States, European Union and other countries against Russia. Russia’s military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of a Fund’s investments, even beyond any direct exposure a Fund may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial. These sanctions and other responses and the continued disruption of the Russian economy may result in the devaluation of the Russian currency and a decline in the value and liquidity of Russian securities and may have other negative impacts on Russia’s economy, which could have a negative impact on a Fund’s investment performance and liquidity, to the extent that a Fund invests in companies or other issuers located in Russia. Retaliatory actions by the Russian government could involve the seizure of U.S. residents’, such as a Fund’s, assets and could further impair the value and liquidity of Russian securities. In addition, a Fund’s ownership in securities could be lost through fraud or negligence because ownership in shares of Russian companies is recorded by the companies themselves and by registrars, rather than by a central registration system. A Fund may not be able to pursue claims on behalf of its shareholders because Russian banking institutions and registrars are not guaranteed by the Russian government.

Additional Investment Strategies

Except as otherwise stated, the following strategies and specific types of investments are not the principal investment strategies of the Funds, but are reserved by Matthews for its use in the event that Matthews deems it appropriate to do so to achieve the Funds’ investment objectives.

1. Loans of Portfolio Securities

The Funds may lend portfolio securities to broker-dealers and financial institutions. In return, the broker-dealers and financial institutions pay the Funds money to borrow these securities. The Funds may lend portfolio securities, provided that: (1) the loan is secured continuously by collateral marked-to-market daily and maintained in an amount at least equal to the current market value of the securities loaned; (2) a Fund may call the loan at any time and receive the securities loaned; (3) a Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned by a Fund will not at any time exceed 33% of the total assets of that Fund.

Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral. Therefore, the Fund will only enter into portfolio loans after a review by Matthews, under the supervision of the Board of Trustees, including a review of the creditworthiness of the borrower. Such reviews will be monitored on an ongoing basis.

For the duration of the loan, a Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and will receive proceeds from the investment of the collateral. As with other extensions of credit, there are risks of delay in recovery or even losses of rights in the securities loaned should the borrower of the securities fail financially. However, the loans will be made only to borrowers deemed by Matthews to be creditworthy, and when, in the judgment of Matthews, the income which can be earned currently from such loans justifies the attendant risk. Additionally, for the duration of the loan, a Fund will not have the right to vote on securities while they are being lent, but will generally call a loan in anticipation of any important vote, as determined by Matthews.

Such loans of securities are collateralized with collateral assets in an amount at least equal to the current value of the loaned securities, plus accrued interest. There is a risk of delay in receiving collateral or recovering the securities loaned or even a loss of rights in the collateral should the borrower fail financially.

2. Repurchase Agreements

The Funds may enter into repurchase agreements to earn income. The Funds may also enter into repurchase agreements with financial institutions that are deemed to be creditworthy by Matthews, pursuant to guidelines established by the Board of Trustees. The repurchase price under the agreements equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Repurchase agreements may be considered to be collateralized loans by the Funds under the 1940 Act.

Any collateral will be marked-to-market daily. If the seller of the underlying security under the repurchase agreement should default on its obligation to repurchase the underlying security, a Fund may experience delay or difficulty in exercising its right to realize upon the security and, in addition, may incur a loss if the value of the security should decline, as well as disposition costs in liquidating the security. A Fund will not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days. The Funds must treat each counterparty to a repurchase agreement as an issuer of a security for tax diversification purposes and not treat the agreement as cash, a cash equivalent or receivable.

The financial institutions with which the Matthews Asia Funds may enter into repurchase agreements are banks and non-bank dealers of U.S. government securities that are listed on the Federal Reserve Bank of New York’s list of reporting dealers and banks, if such banks and non-bank dealers are deemed creditworthy by Matthews. Matthews will continue to monitor the creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement at not less than the repurchase price. Funds will only enter into a repurchase agreement where the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement.

The Funds may invest in repurchase agreements with foreign parties, or in a repurchase agreement based on securities denominated in foreign currencies. Legal structures in foreign countries, including bankruptcy laws, may offer less protection to investors such as the Funds, and foreign repurchase agreements generally involve greater risks than a repurchase agreement in the United States.

3. Reverse Repurchase Agreements

A Fund may enter into reverse repurchase agreements to raise cash on a short-term basis. Reverse repurchase agreements involve the sale of securities held by a Fund pursuant to its agreement to repurchase the securities at an agreed upon price, date and rate of interest. The repurchase price under the agreements equals the price paid by a counterparty plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Such agreements are considered to be borrowings under the 1940 Act, and may be entered into only for temporary or emergency purposes. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Funds may decline below the price of the securities a Fund is obligated to repurchase.

4. Securities of Other Investment Companies

Pursuant to Section 12(d)(1) of the 1940 Act, the Funds may invest in the securities of other investment companies such that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of any of the individual Fund’s total assets will be invested in the securities of any one investment company; (ii) not more than 10% of a Fund’s total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the respective Fund. The Funds may also rely on Rule 12d1-4 of the 1940 Act, which provides an exemption from Section 12(d)(1), if a Fund satisfies certain conditions specified in the rule, including, among other conditions, that the Fund and its advisory group will not control (individually or in the aggregate) an acquired fund (e.g., hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company). A Fund may also invest in an investment company in excess of the limits of Section 12(d) (1) in “cash sweep” arrangements in which a Fund invests all or a portion of its available cash in a money market fund.

As a shareholder of another investment company, a Fund would bear along with other shareholders, its pro rata portion of the investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Funds bear directly in connection with their own operations.

5. Illiquid Investments

Illiquid investments are investments that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. In October 2016, the SEC adopted new rule 22e-4 under the 1940 Act (the “Liquidity Rule”), which, among other things, requires that all registered open-end management investment companies, including the Funds, establish a written liquidity risk management program (a “Liquidity Program”). Under a fund’s Liquidity Program, a fund must assess, manage and periodically review the fund’s liquidity risk, classify the liquidity of each of the fund’s portfolio investments, determine a highly liquid investment minimum, limit illiquid investments to 15% of fund investments, and establish policies and procedures regarding how and when a fund will engage in redemptions in-kind. Consistent with the Liquidity Rule, the Board of Trustees has reviewed and approved the written Liquidity Program for the Funds and has designated Matthews to administer the Funds’ Liquidity Program. On an ongoing basis, the Board will review annual reports from Matthews, as the program administrator of the Funds’ Liquidity Program, on operations of the Funds’ Liquidity Program, its adequacy and effectiveness of implementation, and any material changes made to the Funds’ Liquidity Program. Under certain circumstances such as when there is a shortfall in a Fund’s highly liquid investments below its established highly liquid investment minimum or when a Fund’s illiquid investment holdings exceed 15% of its net assets, certain remedial actions must be taken, which may include Board notification or review.

Under the Liquidity Rule, each Fund may invest no more than 15% of its net assets in illiquid investments. A Fund may not be able to readily sell such investments. Such investments are unlike securities that are traded in the open market and that can be expected to be sold immediately. The sale price of a security that is not readily marketable may be lower or higher than a Fund’s most recent estimate of its fair value. Generally, less public information is available with respect to the issuers of illiquid investments than with respect to companies whose securities are traded on an exchange. Securities that are not readily marketable are more likely to be issued by a start-up, small or family business and therefore subject to greater economic, business and market risks than the listed securities of more well established companies.

6. Rule 144A Securities (Restricted Securities)

Securities which are not registered with the SEC pursuant to Rule 144A of the U.S. Securities Act of 1933, as amended (the “1933 Act”), are only traded among institutional investors. These securities are sometimes called “Restricted Securities” because they are restricted from being sold to the general public because they are not registered with the SEC.

Some of these securities may also be illiquid because they cannot be reasonably expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing their market value. The 15% limit on illiquid securities discussed previously does not include any restricted securities that have been determined to be liquid under the Funds’ Liquidity Program.

7. Convertible Securities

Each Fund may purchase convertible securities. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time. In addition, the owner of convertible securities often receives interest or dividends until the security is converted. The provisions of any convertible security determine its ranking in a company’s capital structure. In the case of subordinated convertible debentures, the holder’s claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of preferred stock and convertible preferred stock, the holder’s claims on assets and earnings are subordinated to the claims of all creditors but are senior to the claims of common shareholders.

To the extent that a convertible security’s investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, may sell at some premium over its conversion value. At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

8. Forward Commitments, When-Issued Securities and Delayed-Delivery Transactions

The Funds may purchase securities on a when-issued basis, or purchase or sell securities on a forward commitment basis or purchase securities on a delayed-delivery basis. The Funds will normally realize a capital gain or loss in connection with these transactions. For purposes of determining the Funds’ average dollar-weighted maturity, the maturity of when-issued or forward commitment securities will be calculated from the commitment date.

Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Funds would generally purchase securities on a when-issued, delayed-delivery or a forward commitment basis with the intention of acquiring the securities, the Funds may dispose of such securities prior to settlement if Matthews deems it appropriate to do so.

9. Short-Selling

In markets where it is permitted to do so, the Funds may make short sales. A short sale occurs when a Fund borrows stock (usually from a broker) and promises to give it back at some date in the future and then sells the borrowed shares. If the market price of that stock goes down, the Fund buys the stock at a lower price so that it can pay back the broker for the stock borrowed. The difference between the prices of the stock when borrowed, and when later purchased, is a profit. The profit is reduced by a fee paid to the broker for borrowing the stock.

A Fund may incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The amount of any loss will be increased by the amount of any premium, dividends or interest the Fund may be required to pay in connection with a short sale. No securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 10% of the value of the Fund’s net assets. The Funds will fully-collateralize its short sale borrowings.

10. Interest Rate Futures Contracts

The Funds may enter into contracts for the future delivery of fixed-income securities commonly referred to as “interest rate futures contracts.” These futures contracts will be used only as a hedge against anticipated interest rate changes. A Fund will not enter into an interest rate futures contract if immediately thereafter more than 5% of the liquidation value of that Fund’s assets will be committed to margin for these contracts and other commodity futures, options and swap transactions. The principal risks related to the use of such instruments are: (1) the offsetting correlation between movements in the market price of the portfolio investments being hedged and in the price of the futures contract or option may be imperfect; (2) possible lack of a liquid secondary market for closing out futures or option positions; (3) the need for additional portfolio management skills and techniques; and (4) losses due to unanticipated market price movements.

11. Futures Transactions

The Funds may engage in futures transactions for the purchase or sale for future delivery of securities. While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into offsetting transactions or by making or receiving a cash payment. The Funds may invest in futures transactions for hedging purposes or to maintain liquidity. A Fund may not purchase or sell a futures contract, however, unless immediately after any such transaction the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options is 10% or less of its total assets.

At maturity, a futures contract obligates the Funds to take or make delivery of certain securities or the cash value of a securities index. A Fund may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio of securities as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract in anticipation of purchases of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings.

The Funds may invest in certain commodity interests and engage in futures transactions as described in this SAI or a Prospectus on U.S. or foreign exchanges or boards of trade. In the U.S., futures exchanges, and trading are regulated under the Commodity Exchange Act of 1936, as amended (the “CEA”), by the Commodity Futures Trading Commission (“CFTC”), a U.S. government agency. The Funds will use futures contracts and options on futures contracts in accordance with the applicable rules of the CFTC under which Matthews avoids being deemed a “commodity pool operator” and a “commodity trading advisor.” Because of these plans, Matthews has claimed the applicable exemption under CFTC rules and is not registered or regulated as a commodity pool operator.

The Funds may enter into such futures transactions to protect against the adverse effects of fluctuations in security prices, or interest rates, without actually buying or selling the securities underlying the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement was made.

With respect to options on futures contracts, when the Funds are temporarily not fully invested, they may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based, or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

The writing of a call option on a futures contract constitutes a partial hedge against the declining price of the security or foreign currency which is deliverable upon exercise of the futures contract. The writing of a put option on a futures contract constitutes a partial hedge against the increasing price of the security or foreign currency which is deliverable upon exercise of the futures contract.

To the extent that market prices move in an unexpected direction, the Funds may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss. Further, with respect to options on futures contracts, each Fund may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and that have the same exercise price and expiration date. The ability to establish and close out positions on options is subject to the maintenance of a liquid secondary market, which cannot be assured.

The Funds may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, the Funds may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Funds intend to purchase. Similarly, if the market is expected to decline, the Funds might purchase put options or sell call options on futures contracts rather than sell futures contracts.

a. Restrictions on the Use of Futures Contracts

Each Fund may enter into futures contracts provided that such obligations (calculated on a net rather than a gross or notional basis) represent no more than 20% of the Fund’s net assets. Under the CEA, each Fund may invest in futures contracts, options on future contracts and certain swap agreements (i) for bona fide hedging purposes within the meaning of regulations under the CEA, or (ii) for other than bona fide hedging purposes if (1) the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the liquidation value of a Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions) and that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded from such 5%; or (2) the aggregate notional value of all non-hedge futures contracts including such contract (taken at market value at the time of entering that contract) does not exceed the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions).

b. Risk Factors of Futures Transactions

The primary risks associated with the use of futures contracts and options (commonly referred to as “derivatives”) are: (i) imperfect correlation between the change in market value of the securities held by the Funds and the price of futures contracts and options; (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (iii) losses, which are potentially unlimited, due to unanticipated market movements; and (iv) Matthews’ ability to predict correctly the direction of security prices, interest rates and other economic factors.

c. Regulation of Futures Transactions and Other Derivatives

U.S. regulation of futures and other derivatives, including options and swaps (see “13. Options” and “14. Swaps” below), is a rapidly changing area of law and is subject to modification by government and judicial action. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), signed into law in 2010, granted significant authority to the SEC and the CFTC to impose comprehensive regulations on the over-the-counter and cleared derivatives markets. These regulations include, but are not limited to, mandatory clearing of certain derivatives and requirements relating to disclosure, margin and trade reporting. New regulations could adversely affect the value, availability and performance of certain derivative instruments, may make them more costly, and may limit or restrict their use by the Funds.

The Funds are required to comply with Rule 18f-4 under the 1940 Act (the “Derivatives Rule”) when they engage in transactions involving derivatives and similar financing transactions. The Derivatives Rule requires an investment company to trade derivatives and certain other instruments that create future payment or delivery obligations subject to a value-at-risk (“VaR”) leverage limit, develop and implement a derivatives risk management program and testing requirements, and comply with requirements related to board and SEC reporting. These requirements apply unless a Fund qualifies as a “limited derivatives user,” which the Derivatives Rule defines as a fund that limits its derivatives exposure to 10% of its net assets. Complying with the Derivatives Rule may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors. Other potentially adverse regulatory obligations can develop suddenly and without notice.

12. Foreign Currency Transactions

The Funds may engage in foreign currency transactions in connection with their investments in foreign securities. The Funds will conduct any foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies.

A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large, commercial banks) and their customers. The cost to a Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. A forward contract generally has no deposit requirement, and because forward currency contracts are usually entered into on a principal basis, no fees or commissions are charged at any stage for trades. However, dealers do realize a profit based on the difference between the prices at which they are buying and selling various currencies.

When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the U.S. dollar cost or proceeds, as the case may be. By entering into a forward contract in U.S. dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, a Fund is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. However, this tends to limit potential gains that might result from a positive change in such currency relationships. The Funds may also (but are not required to) hedge their foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

Each Fund may enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where Matthews believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Funds are denominated (“cross-hedge”). The precise matching of forward currency contracts amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Funds might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain. The Funds may also enter into forward contracts to sell foreign currency with respect to portfolio positions denominated or quoted in that currency.

When a Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or securities in a segregated account.

Each Fund may also (but is not required to) use options and futures on foreign currencies, in addition to forward currency contracts, to hedge against movements in the values of the foreign currencies in which the Fund’s securities are denominated. Such currency hedges can protect against price movements in a security the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. While hedging may limit the potential loss to a Fund from adverse currency movements, Matthews’ ability to anticipate changes in the price of foreign currencies is limited and any hedging may limit the potential gain from positive currency movements or otherwise result in losses. Such hedges do not protect against price movements in the securities that are attributable to other causes.

The value of hedging instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the inter-bank market might involve substantially larger amounts than those involved in the use of such hedging instruments, the Funds could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

The Funds might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, the Funds may hedge against price movements in that currency by entering into transactions using hedging instruments on other currencies, the values of which Matthews believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Funds might be required to accept or make delivery of the underlying foreign currency in accordance with U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay fees, taxes and charges associated with such delivery assessed in the issuing country.

13. Options

Each Fund may buy put and call options and write covered call and secured put options. Such options may relate to particular securities, stock indices or financial instruments and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Options also may be used to take either a long or short position on a securities index or an exchange traded fund (an “ETF”) related to a securities index. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves. In addition to the obligation to pay a premium, or the ability to receive a premium, for options transactions as described below, a Fund may also be required to deposit variation margin on an on-going basis depending on changes in the market value of the transaction.

a. Writing Call Options

Each Fund may write covered call options from time to time on portions of its portfolio, without limit, as Matthews determines is appropriate in pursuing that Fund’s investment goals. The advantage to a Fund of writing covered calls is that the Fund receives a premium which is additional income. However, if the security rises in value, the Fund may not fully participate in the market appreciation.

The Funds will write call options only if they are “covered.” In the case of a call option on a security, Matthews considers the option to be “covered” if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount held in a segregated account by its custodian) upon conversion or exchange of other securities held by it.

For a call option on an index, Matthews considers the option to be covered if a Fund maintains with its custodian a diversified stock portfolio, or liquid assets equal to the contract value. A call option is also covered if a Fund holds a call on the same security or index as the call written. Here the exercise price of the call held is (i) equal to or less than the exercise price of the call written; or (ii) greater than the exercise price of the call written provided the difference is maintained by a Fund in liquid assets in a segregated account with its custodian.

A Fund’s obligation under a covered call option is terminated upon the expiration of the option or upon entering a closing purchase transaction. In a closing purchase transaction, a Fund, as writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written.

Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. The Funds may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

b. Writing Put Options

Each Fund may write put options. The Funds will write put options only if they are “secured” at all times by liquid assets maintained in a segregated account by the Funds’ custodian in an amount not less than the exercise price of the option at all times during the option period. Secured put options will generally be written in circumstances where Matthews wishes to purchase the underlying security for a Fund’s portfolio at a price lower than the current market price of the security. With regard to the writing of put options, a Fund will limit the aggregate value of the obligations underlying such put options to 50% of its total net assets.

Following the writing of a put option, a Fund may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. A Fund may not, however, effect such a closing transaction after it has been notified of the exercise of the option.

c. Purchasing Call Options

Each Fund may purchase call options to the extent that premiums paid by that Fund do not aggregate more than 10% of its total assets. When a Fund purchases a call option, in return for a premium paid by the Fund to the writer of the option, the Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that the Fund may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with such transactions.

The Funds may, following the purchase of a call option, liquidate their position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Funds will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Funds will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

Although the Funds will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that the Funds would have to exercise their options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by the Funds may expire without any value to the Funds, in which event the Funds would realize a capital loss which will be short-term unless the option was held for more than one year.

d. Purchasing Put Options

Each Fund may invest up to 10% of its total assets in the purchase of put options. Each Fund will, at all times during which it holds a put option, own the security covered by such option. The purchase of the put option on substantially identical securities held will constitute a short sale for tax purposes, the effect of which is to create a short-term capital gain on the sale of the security and to suspend running of its holding period (and treat it as commencing on the date of the closing of the short sale) or that of a security acquired to cover the same if at the time the put was acquired, the security had not been held for more than one year.

A put option purchased by a Fund gives it the right to sell one of its securities for an agreed price up to an agreed date. Each Fund may purchase put options (i) in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option (“protective puts”); and (ii) for other reasons. A Fund may sell a put option that it had previously purchased prior to the sale of the securities underlying such option. Such sale will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

The Funds may sell a put option purchased on individual portfolio securities. Additionally, the Funds may enter into closing sale transactions. A closing sale transaction is one in which a Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

14. Real Estate Investment Trusts

Certain of the Funds may make debt or equity investments in real estate investment trusts (“REITs”), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests (such as mortgages). The real estate properties in which REITs invest typically include properties such as office buildings, retail and industrial facilities, hotels, apartment buildings and healthcare facilities. The yields available from equity investments in REITs depend on the amount of income and capital appreciation generated by the related properties. Investments in REITs are subject to the risks associated with real estate investments generally, including economic downturns that have an adverse effect on real estate markets. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. Like regulated investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The affairs of REITs are managed by the REIT’s sponsor and, as such, the performance of the REIT is dependent on the management skills of the REIT’s sponsor. REITs are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are also subject to interest rate risks. If a Fund makes an equity investment in a REIT, a Fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund. REITs are subject to the risk of default by borrowers, self-liquidation, and the possibility that the REIT may fail to qualify for the exemption from tax for distributed income under the Code.

15. Risks Associated With Investing In China A Shares

China A Share Market Risk

Investments in China and more specifically, investments in securities of the Chinese domestic securities market listed and traded on China’s domestic stock exchanges (including China A Shares) are currently subject to certain additional risks. Purchase and ownership of China A Shares is generally restricted to Chinese investors and may only be accessible to foreign investors under certain regulatory frameworks as described herein. China A Shares may only be bought from, or sold to, a Fund from time to time where the relevant China A Shares may be sold or purchased on the Shanghai Stock Exchange (“SSE”) or the Shenzhen Stock Exchange (“SZSE”), as appropriate. The existence of a liquid trading market for China A Shares may depend on whether there is supply of, and demand for, China A Shares. Investors should note that the SSE and SZSE on which China A Shares are traded (collectively, the “China A Shares Markets”) are undergoing development and the market capitalization of, and trading volumes on, those exchanges may be lower than those in more developed financial markets. Market volatility and settlement difficulties in the China A Shares Markets may result in significant fluctuation in the prices of the securities traded on such markets and thereby changes in the Net Asset Value of a Fund. The China A Shares Markets are considered volatile and unstable under certain circumstances (with the risk of suspension of a particular stock or government intervention).

China QFI Investment Risk

Part of the assets of certain Funds may be invested in China A Shares through the use of a Qualified Foreign Investor (“QFI”) license. Under the prevailing regulations in China, foreign investors can invest in China A Shares and other permissible investments pursuant to the applicable QFI rules and regulations (“QFI Eligible Securities”) through institutions that have obtained QFI Status in China. The Funds themselves are not QFIs, but may invest directly in QFI Eligible Securities via the QFI Status of an entity having QFI Status. Matthews has been granted QFI Status through which a Fund will be able to invest in QFI Eligible Securities.

A Fund’s ability to make the relevant investment to fully implement or pursue its investment objective or strategy is subject to the applicable laws, rules and regulations (including restrictions on investments and repatriation of principal and profits) in China, which are subject to change and such change may have potential retrospective effect.

There are rules and restrictions under current QFI regulations including rules on remittance of principal, investment restrictions, lock-up periods, and repatriation of principal and profits. Due to Chinese legal requirements on repatriation of assets, proceeds from sales of China A Shares cannot be immediately received by a Fund.

The QFI Status of Matthews could be revoked, in particular because of material violations of rules and regulations by Matthews. If Matthews loses its QFI Status, the Funds may not be able to invest directly in QFI Eligible Securities and may be required to dispose of their holdings, which would likely have a material adverse effect on the Funds.

As the QFI, Matthews is responsible for ensuring that all transactions and dealings by a Fund in China A Shares will comply with the Fund’s investment policies as well as the relevant laws and regulations applicable to Matthews as QFI. If any conflicts of interest arise, Matthews will seek to ensure that each Fund is managed in the best interests of the shareholders of that Fund.

In extreme circumstances, a Fund may incur significant loss if the approval of Matthews as QFI is revoked/terminated or otherwise invalidated as the Fund may be prohibited from trading of relevant securities and repatriating of the Fund’s monies, or if any of the key operators or parties (including the QFI custodian/brokers) is bankrupt/in default and/or is disqualified from performing its obligations (including execution or settlement of any transaction or transfer of monies or securities).

Risks Associated with Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect

A Fund may invest and have direct access to certain eligible China A Shares via the Shanghai-Hong Kong Stock Connect and/or the Shenzhen- Hong Kong Stock Connect (each a “Stock Connect,” and together, the “Stock Connects”) upon approval by the relevant regulatory authority. The Shanghai-Hong Kong Stock Connect is a securities trading and clearing linked program developed by Hong Kong Exchanges and Clearing Limited (“HKEx”), SSE and China Securities Depository and Clearing Corporation Limited (“ChinaClear”). The Shenzhen-Hong Kong Stock Connect is a securities trading and clearing linked program developed by HKEx, SZSE and ChinaClear. The aim of each Stock Connect is to achieve mutual stock market access between mainland China and Hong Kong.

Under both Stock Connects, overseas investors (including the Funds) may be allowed, subject to rules and regulations issued and amended from time to time, to trade certain China A Shares listed on either the SSE or SZSE through the relevant “Northbound Trading Link.” At this time, the China A Shares available via the Northbound Trading Link of Stock Connects include (i) all constituent stocks of the SSE 180 Index and the SSE 380 Index, (ii) all constituent stocks of the SZSE Component Index and the SZSE Small/Mid Cap Innovation Index which have a market capitalization of not less than RMB 6 billion, and (iii) all the SSE-listed or SZSE-listed China A Shares that have corresponding H Shares listed on the Stock Exchange of Hong Kong Limited. SSE-listed or SZSE-listed China A Shares which are (i) not traded in RMB or (ii) under risk alert or delisting arrangement will be excluded under the Stock Connects.

Hong Kong and overseas investors (including the Funds) may only trade and settle SSE securities and SZSE securities in RMB.

There are significant risks inherent in investing in China A Shares through the Stock Connects. Specifically, trading can be affected by a number of issues. The Stock Connects can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. If one or both markets are closed on a U.S. trading day, a Fund may not be able to dispose of its shares in a timely manner, which could adversely affect the Fund’s performance. Trading through the Stock Connects may require pre-delivery or pre-validation of cash or securities to or by a broker. If the cash or securities are not in the broker’s possession before the market opens on the day of selling, the sell order will be rejected. This requirement may limit a Fund’s ability to dispose of its China A Shares purchased through a Stock Connect in a timely manner.

Each Stock Connect is also subject to daily quota limitations on purchases into the PRC. Once the daily quota is reached, orders to purchase additional China A Shares through the Stock Connect will be rejected. In addition, a Fund’s purchase of China A Shares through a Stock Connect may only be subsequently sold through the Stock Connect and is not otherwise transferable. The Stock Connects use an omnibus clearing structure, and a Fund’s shares will be registered in its custodian’s name on the Hong Kong Central Clearing and Settlement System. This may limit Matthews’ ability to effectively manage a Fund’s holdings, including the potential enforcement of equity owner rights.

Further information about the Stock Connects is available online at the website: https://www.hkex.com.hk/mutual-market/stock-connect.

a.	Quota Limitations Risk

Each of the Stock Connects is subject to a daily quota. If the daily quota is exceeded, further buy orders will be rejected. The daily quota is not particular to either the Funds or Matthews; instead, it applies to all market participants generally. Thus, Matthews will not be able to control the use or availability of the quota. If Matthews is unable to purchase additional Stock Connect securities, it may affect Matthews’ ability to implement the Funds’ respective investment strategies.

b.	Suspension Risk

The SEHK, SZSE and SSE reserve the right to suspend trading if necessary for ensuring an orderly and fair market and managing risks prudently which could adversely affect the relevant Funds’ ability to access the mainland China market.

c.	Differences in Trading Day

The Stock Connects only operate on days when both the mainland China and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. It is possible that there are occasions when it is a normal trading day for the mainland China market but Hong Kong and overseas investors (such as the Funds) cannot carry out any China A Shares trading because it is not a day when the Hong Kong market is open for trading. The Funds may be subject to the risk of price fluctuations in China A Shares during the time when the Stock Connects are not trading as a result.

d.	Clearing and Settlement and Custody Risks

The Hong Kong Securities Clearing Company Limited, a wholly-owned subsidiary of HKEx (“HKSCC”) and ChinaClear establish the clearing links and each is a participant of the other to facilitate clearing and settlement of cross-boundary trades. As the national central counterparty of China’s securities market, ChinaClear operates a comprehensive network of clearing, settlement and stock holding infrastructure. ChinaClear has established a risk management framework and measures that are approved and supervised by the China Securities Regulatory Commission (“CSRC”). The chances of a default by ChinaClear are considered to be remote. Should the remote event of a ChinaClear default occur and ChinaClear be declared as a defaulter, HKSCC will in good faith, seek recovery of the outstanding stocks and monies from ChinaClear through available legal channels or through ChinaClear’s liquidation. In that event, the relevant Fund(s) may suffer delay in the recovery process or may not be able to fully recover its losses from ChinaClear.

The China A Shares traded through the Stock Connects are issued without stock certificates in scripless form, so investors such as the Funds will not hold any physical China A Shares. Hong Kong and overseas investors, such as a Fund, who have acquired SSE Securities and/or SZSE Securities through the Stock Connects, should maintain the SSE Securities and/or SZSE Securities with their brokers’ or custodians’ stock accounts with the Central Clearing and Settlement System operated by HKSCC for the clearing securities listed or traded on SEHK.

e.	Operational Risk

The Stock Connects are premised on the functioning of the operational systems of the relevant market participants. Market participants are able to participate in this program subject to meeting certain information technology capability, risk management and other requirements as may be specified by the relevant exchange and/or clearing house.

It should be appreciated that the securities regimes and legal systems of the two markets differ significantly and market participants may need to address issues arising from the differences on an ongoing basis.

There is no assurance that the systems of the SEHK and market participants will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems failed to function properly, trading in both markets through the program could be disrupted. A Fund’s ability to access the China A Shares Market (and hence to pursue its investment strategy) will be adversely affected.

f.	Recalling Risk and Trading Restrictions

A stock may be recalled from the scope of eligible SSE Securities or SZSE Securities for trading via the Stock Connects for various reasons, and in such event the stock can only be sold but is restricted from being bought. Matthews’ ability to implement a Fund’s investment strategies may be adversely affected.

g.	Nominee Arrangements in Holding China A Shares

HKSCC is the “nominee holder” of the securities acquired by overseas investors (including the relevant Funds) through the Stock Connects. The CSRC Stock Connect rules expressly provided that investors enjoy the rights and benefits of the securities acquired through the Stock Connects in accordance with applicable laws. However, how a beneficial owner of the relevant securities exercises and enforces its rights over such securities in the courts in China is yet to be tested. Even if the concept of beneficial ownership is recognized under Chinese law those securities may form part of the pool of assets of such nominee holder available for distribution to creditors of such nominee holder and/or that a beneficial owner may have no rights whatsoever in respect thereof. Consequently, a Fund and the Depositary cannot ensure that the Funds’ ownership of these securities or title thereto is assured in all circumstances. Under the rules of the Central Clearing and Settlement System operated by HKSCC for the clearing of securities listed or traded on SEHK, HKSCC as nominee holder shall have no obligation to take any legal action or court proceeding to enforce any rights on behalf of the investors in respect of the SSE securities and/or SZSE securities in China or elsewhere. Therefore, although the relevant Funds’ ownership may be ultimately recognized, that Fund may suffer difficulties or delays in enforcing its rights in China.

To the extent that HKSCC is deemed to be performing safekeeping functions with respect to assets held through it, the Depositary and the Fund will have no legal relationship with HKSCC and no direct legal recourse against HKSCC in the event that the Fund suffers losses resulting from the performance or insolvency of HKSCC.

h.	Investor Compensation

Since one or more Funds carry out Northbound trading through securities brokers in Hong Kong but not securities brokers in mainland China, investors are not protected by the China Securities Investor Protection Fund in China. However, investments of a Fund through Northbound trading under the Stock Connects will be covered by Hong Kong’s Investor Compensation Fund. Hong Kong’s Investor Compensation Fund is established to pay compensation to investors of any nationality who suffer pecuniary losses as a result of default of a licensed intermediary or authorized financial institution in relation to exchange-traded products in Hong Kong.

i.	Trading Costs

In addition to paying trading fees and stamp duties in connection with trading China A Shares, a Fund may be subject to other fees and taxes arising from stock transfers which are determined by the relevant authorities.

j.	Regulatory Risk

Stock Connects are subject to regulations promulgated by regulatory authorities and implementation rules made by the stock exchanges in mainland China and Hong Kong. Further, new regulations may be promulgated from time to time by the regulators in connection with operations and cross-border legal enforcement in connection with cross-border trades under the Stock Connects.

The relevant rules and regulations are untested so far and there is no certainty as to how they will be applied. Moreover, the rules and regulations are subject to change which may have potential retrospective effect. There can be no assurance that the Stock Connects will not be abolished. The relevant Funds that may invest in mainland China markets through the Stock Connects may be adversely affected as a result of such changes.

k.	Risks Associated with the Small and Medium Enterprise Board and/or ChiNext Market

Via Shenzhen-Hong Kong Stock Connect, the Funds may access securities listed on the Small and Medium Enterprise (“SME”) board and the ChiNext market of the SZSE. Listed companies on the SME board and/or the ChiNext market are usually of an emerging nature with smaller operating scale. They are subject to higher fluctuation in stock prices and liquidity and have higher risks and turnover ratios than companies listed on the main board of the SZSE. Securities listed on the SME board and/or ChiNext may be overvalued and such exceptionally high valuation may not be sustainable. Stock price may be more susceptible to manipulation due to fewer circulating shares. It may be more common and faster for companies listed on the SME board and/or ChiNext to delist. This may have an adverse impact on the Funds if the companies that they invest in are delisted. Also, the rules and regulations regarding companies listed on ChiNext market are less stringent in terms of profitability and share capital than those on the main board and SME board. Investments in the SME board and/or ChiNext market may result in significant losses for the Funds and their investors.

16. Responsible Investing (a principal investment strategy for the Matthews Emerging Markets Sustainable Future Active ETF)

In addition to traditional financial data, the Matthews Emerging Markets Sustainable Future Active ETF takes into consideration its ESG standards that help identify companies that Matthews believes contribute (or have to potential to contribute) to a sustainable future by addressing global environmental and social challenges. There are no universally agreed upon objective standards for assessing ESG standards for companies. Rather, the Fund’s standards tend to have many subjective characteristics, can be difficult to analyze, and frequently involve a balancing of a company’s business plans, objectives, actual conduct and other factors. The Fund’s ESG standards can vary over different periods, can evolve over time and tend to be stated broadly and applied flexibly. They may also be difficult to apply consistently across regions, countries, industries or sectors. In some cases, Matthews will consider an investment to be eligible for the Fund where a company has expressed a goal or objective and has started to take actions that, if successful, would satisfy the Fund’s ESG standards in the judgment of Matthews. In addition, investors and others may disagree as to whether a certain company satisfies the Fund’s ESG standards given the absence of generally accepted criteria.

The Matthews Emerging Markets Sustainable Future Active ETF’s ESG standards will be used to help identify companies that are contributing (or have the potential to contribute) to positive outcomes in environmental, social and governance focus areas including, for example, climate change mitigation and adaptation, clean environment (such as pollution alleviation), sustainable production and consumption (such as energy efficiency), health and well-being (such as food security), human capital developments (such as training and equality), sustainable and inclusive development, or corporate governance practices that demonstrate a strong commitment to the integration of the Fund’s ESG standards. Matthews will also employ a negative screening process using data and ratings from various third-party data providers (described below) and Matthews’ own internal analysis to exclude, in the ultimate determination of Matthews, companies that Matthews believes do not meet the Fund’s ESG standards. Matthews will use any one or more of the Fund’s following key ESG standards to evaluate potential investments: whether the issuer has adopted and followed (i) sustainable environmental practices, responsible resource management and energy efficiency practices, (ii) policies related to social responsibility, employee welfare, diversity and inclusion, or (iii) sound governance practices that align interests of shareholders and management and demonstrate a commitment to the integration of sustainability or ESG considerations.

Businesses that meet one or more of the Matthews Emerging Markets Sustainable Future Active ETF’s ESG standards are generally businesses that currently engage in practices or have business goals or objectives that, in the judgment of Matthews, if continued to be followed or if successfully implemented would make human or business activity less destructive to the environment or become businesses that promote positive social and economic developments. Matthews believes that such companies can have cost advantages, quality improvements and improved profitability as a result of their sustainable business practices. Such companies may also gain increased consumer and employee loyalty as a result of growing preferences for environmentally and socially sustainable practices and may be less likely to be involved in lawsuits or governmental actions for regulatory violations. There can be no guarantee that a company that Matthews believes meets one or more of the Matthews Emerging Markets Sustainable Future Active ETF’s ESG standards will actually conduct its affairs in a manner that is less destructive to the environment, or that promotes positive social and economic developments. Matthews uses various sources of information, including but not limited to non-governmental organizations (NGOs), primary research, and third-party data sources such as negative news monitoring services and ESG data and research providers, in analyzing whether a company satisfies the Fund’s ESG standards. However, Matthews ultimately determines, based on its own analysis, whether a company satisfies those standards and is eligible for investment by the Fund.

Matthews uses strategic engagement and shareholder advocacy to encourage positive changes in sustainability and ESG matters at its portfolio companies. For example, Matthews may engage in active dialogues with company management regarding sustainability matters. Matthews will encourage better sustainability and ESG disclosures, through such active dialogues, shareholder proposals or other means. Matthews will also be able to express its views on ESG issues through proxy voting, which will be voted according to these ESG standards, at shareholder meetings of its portfolio companies.

The following is a list of third-party data providers Matthews uses for its negative screening process:

Data Provider	Description
ISS ESG	Assesses companies’ adherence to international norms on human rights, labor standards, environmental protection and anti-corruption set out in the UN Global Compact and OECD Guidelines.

MSCI ESG Research	MSCI ESG’s Business Involvement data feed product provides research on publicly traded companies that manufacture cluster munitions, including components and the delivery platforms for these weapons.

Sustainalytics

Sustainalytics’ Product Involvement research helps identify companies involved in a range of products, services and business activities for screening purposes. Each activity is accompanied with a concise summary of the way the company is involved in the relevant product or activity.

RepRisk	Combines AI and advanced machine learning with human intelligence to identify material ESG risks on companies, real assets, and countries. RepRisk provides clients with due-diligence grade data and metrics mapped to ESG risk factors and provides a UN Global Compact (UNGC) Violator Flag which allows one to easily identify companies that have a high risk or potential risk of violating one or more of the ten UNGC Principles.

17. STAR Market and Its Associated Risks

The Funds may invest in the stocks listed on the Science and Technology Innovation Board on the Shanghai Stock Exchange (“STAR Market”), by either participating in initial public offerings (“IPOs”) of companies to be listed on the STAR Market, or purchasing stocks that have been listed on the STAR Market. Funds that invest in the STAR Market may be exposed to the risk factors described under “Risks Associated with China.” In addition, the Funds may be exposed to the risk factors further described below.

•

Liquidity Risk: The STAR Market has strict investor eligibility requirements, and institutional and individual investors must meet such conditions to be allowed to invest in listed stocks on the STAR Market. As a result, the STAR Market may have limited liquidity relative to other stock markets.

•

De-listing Risk: The STAR Market’s registration-based IPO system is likely to lead to more regular de-listing, while temporary listing suspension, listing resumption and re-listing systems have not been set under the STAR Market. As a result, companies listed on the STAR Market may have greater exposure to de-listing risk.

•

Market Risk: Most companies listed on the STAR Market specialize in information technology, new materials, new energy, and biomedicine. These types of companies tend to be startups with uncertain earnings, cash flow and valuation prospects. Therefore, the stocks listed on the STAR Market may have greater exposure to market risks, which may lead to greater price fluctuations.

•

Correlation Risk: Many of the companies listed on the STAR Market are expected to be innovative technology enterprises that have gained a relatively high level of market recognition. Such companies tend to have similar operating and profit models. Therefore, there could be a relatively high degree of correlation among many stocks listed on the STAR Market. A market downturn may lead to significant systematic correlation risk, which is a risk that the price fluctuation of a security may occur in conjunction with price fluctuations of all correlated securities.

•

Pricing Risk: Institutional investors are expected to play a dominant role in quotation, pricing and placement activities of the STAR Market. Furthermore, given the typical characteristics of companies listed on the STAR Market, such as a high degree of technological innovation combined with uncertain performance prospects, only a limited number of comparable companies will be available in the marketplace. These conditions may lead to pricing difficulties, and after listing, the listed stocks on the STAR Market may face the risk of immediate and significant price fluctuations.

•

Government Policy Risk: The Chinese government may change its policies with respect to its support of the Chinese technological industry. If such policy change were to take place, it might have a major impact on companies listed on the STAR Market. In addition, changes in the global economic situation may also have policy-level implications for the Chinese government, which could impact the prices of stocks listed on the STAR Market.

Funds’ Policies

The policies set forth below are fundamental and may not be changed as to a Fund without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund. A majority of the outstanding voting securities of a Fund means the lesser of (a) 67% or more of the voting securities present at a meeting of shareholders, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of a Fund. Unless otherwise indicated, all percentage limitations listed below apply to the Funds and apply only at the time of the transaction. Accordingly, if a percentage restriction is adhered to at the time an investment is made, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund’s total assets will not be considered a violation.

Except as otherwise set forth herein and in the Prospectus, each Fund may not:

1. Issue senior securities;

2. Borrow money, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the total assets of the Fund at the time of its borrowing. All borrowing will be done from a bank and asset coverage of at least 300% is required. A Fund will not purchase securities when borrowings exceed 5% of the Fund’s total net assets;

3. Act as an underwriter of securities, except that, in connection with the disposition of a security, a Fund may be deemed to be an “underwriter” as that term is defined in the 1933 Act;

4. Purchase the securities of issuers conducting their principal business activities in the same industry (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if immediately after such purchase the value of a Fund’s investments in such industry would exceed 25% of the value of the total assets of the Fund;

5. Purchase or sell real estate, real estate limited partnership interests, interests in oil, gas and/or mineral exploration or development programs or leases. This restriction shall not prevent the Funds from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate;

6. Make loans, except that this restriction shall not prohibit (a) the purchase and holding of debt instruments in accordance with a Fund’s investment objectives and policies, (b) the lending of portfolio securities, or (c) entry into repurchase agreements with banks or broker-dealers;

7. Change its diversification status under the 1940 Act;

8. Purchase or sell commodities or commodity contracts, except that a Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies, or on indexes of such securities or currencies, or any other financial instruments, and may purchase or sell options on such futures contracts;

9. Make investments in securities for the purpose of exercising control;

10. Purchase the securities of any one issuer if, immediately after such purchase, the Fund would own more than 10% of the outstanding voting securities of such issuer. This policy does not apply to the Matthews Emerging Markets Equity Active ETF, Matthews Emerging Markets ex China Active ETF, Matthews Asia Innovators Active ETF, or the Matthews China Active ETF; or

11. Invest more than 5% of its total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies. This policy does not apply to the Matthews Emerging Markets Equity Active ETF, Matthews Emerging Markets ex China Active ETF, Matthews Asia Innovators Active ETF, Matthews China Active ETF, Matthews India Active ETF, or the Matthews Asia Dividend Active ETF.

With respect to policy number 2 related to the restriction on purchasing securities when borrowings exceed 5% of a Fund’s total net assets, the Trust excludes from the amount of a Fund’s outstanding borrowings the amount of proceeds that are expected to be received from the settlement of securities transactions that are in process and that are intended or designated for repayment of outstanding borrowings.

For purposes of policy number 4, Matthews will, on behalf of each Fund, make reasonable determinations as to the appropriate industry classification to assign to each issuer of securities in which each Fund invests. As a general matter, an “industry” is considered to be a group of companies whose principal activities, products or services offered give them a similar economic risk profile vis à vis issuers active in other industries. The definition of what constitutes a particular “industry” is therefore an evolving one, particularly for issuers in industries or sectors within industries that are new or are undergoing rapid development. Some issuers could reasonably fall within more than one industry category. For example, some companies that sell goods over the internet (including issuers of securities in which a Fund may invest) were initially classified as internet companies, but over time have evolved into the economic risk profiles of retail companies. Each Fund may also rely on third-party classification codes such as those provided by the U.S. Government (known as “SIC”), MSCI or GICS, Bloomberg, and FactSet.

Diversified or Non-Diversified Status

Each Fund, other than the Matthews Emerging Markets Sustainable Future Active ETF and the Matthews India Active ETF, is a “diversified” fund for purposes of Section 5(b)(1) of the 1940 Act. For a diversified fund, at least 75% of the value of the fund’s total assets will be comprised of (i) cash and cash items, (ii) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, (iii) securities of other investment companies, and (iv) other securities, provided that no more than 5% of the value of the fund’s total assets are invested in the securities of a single issuer and the fund does not own more than 10% of the outstanding voting securities of a single issuer. The remaining 25% of the value of the fund’s total assets may be invested in a single issuer, or in multiple issuers, not subject to the above limitations.

Each of the Matthews Emerging Markets Sustainable Future Active ETF and the Matthews India Active ETF is a “non-diversified” fund and as such is not subject to the diversification requirements of Section 5(b)(1).

Temporary Defensive Position

To the extent practicable and in light of economic and market conditions and a Fund’s cash needs, Matthews intends to be fully invested in the markets appropriate to each Fund’s investment objectives. When, in the opinion of Matthews, a temporary defensive position is warranted, the Funds are permitted to hold cash or invest temporarily and without limitation in U.S. government securities or money market instruments backed by U.S. government securities. The Funds’ investment objectives may not be achieved at such times when a temporary defensive position is taken.

Exchange Listing and Trading

Shares of the Funds are listed for trading and trade throughout the day on the NYSE Arca, Inc. (the “Exchange”).

There can be no assurance that a Fund will continue to meet the requirements of the Exchange necessary to maintain the listing of its shares. The Exchange may, but is not required to, remove shares of a Fund from the listing under any of the following circumstances: (1) the Exchange becomes aware that the Fund is no longer able to operate in reliance on Rule 6c-11 under the 1940 Act; (2) the Fund no longer complies with the Exchange’s requirements for the listing of Fund shares; (3) if, following the initial 12-month period after commencement of trading on the Exchange, there are fewer than 50 beneficial holders of the Fund shares; or (4) such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the shares of a Fund from listing and trading upon termination of the Fund.

The Trust reserves the right to adjust the price levels of Fund shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a Fund.

To provide additional information regarding the indicative value of Fund shares, the Exchange or a market data vendor disseminates information every 15 seconds through the facilities of the Consolidated Tape Association, or other widely disseminated means, an updated “intraday indicative value” (“IIV”) for each Fund as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IIVs and makes no representation or warranty as to the accuracy of the IIVs.

Portfolio Turnover

Matthews buys and sells securities for the Funds whenever it believes it is appropriate to do so. The rate of portfolio turnover will not be a limiting factor in making portfolio decisions. It is currently estimated that under normal circumstances the annual portfolio turnover rate for the Funds will not exceed 100%. High portfolio turnover rates will generally result in higher transaction costs to a Fund and also may result in a higher level of taxable gain for a shareholder. Portfolio turnover for the most recent fiscal periods of the Funds are set forth in the “FINANCIAL HIGHLIGHTS” tables in the Prospectus. Portfolio turnover rates may vary greatly from year to year as well as within a particular year.

The following Fund experienced significant variations in its portfolio turnover rates over the most recent two fiscal years.

For the fiscal year ended December 31, 2022, the portfolio turnover rate for the Matthews Asia Innovators Active ETF decreased to 118% as compared to 220% for the fiscal year ended December 31, 2021. These rates were due principally to adjustments in the Fund’s portfolio allocations which were made in anticipation of (i) regulatory reforms including potential delisting of ADRs in the U.S. and changing regulatory environment predominantly in China, and (ii) changing economic conditions related to the post vaccine economic and societal re-openings.

Disclosure of Portfolio Holdings

In accordance with the Funds’ policies and procedures (the “Policies”), the Funds’ transfer agent, The Bank of New York Mellon (“BNY Mellon”), is responsible for dissemination of information about the Funds’ portfolio holdings. The Funds, together with BNY Mellon, Matthews, and other service providers (the “Service Providers”), may disclose information concerning securities held in the Funds’ portfolios under the following circumstances:

(i) On each Business Day (defined below), each Fund will disclose prominently on its website, which is publicly available and free of charge, before the opening of regular trading on the primary listing exchange of the Fund shares, the Fund’s portfolio holdings that form the basis for the Fund’s next calculation of current NAV.

(ii) The Funds and the Service Providers may disclose the Funds’ portfolio security holdings in advance of general release and without delay to parties with which the Funds have ongoing arrangements to make this information available. Those parties receive such disclosure in connection with their day-to-day operations and management of the Funds and include the Funds’ custodian bank, BNY Mellon; Fund accountant, BNY Mellon; independent registered public accounting firm, PricewaterhouseCoopers LLP; pricing service providers, ICE Data Services and Refinitiv; liquidity risk management service provider, Risk Metrics Solutions, LLC; financial printer, Donnelley Financial Solutions; legal counsel, Paul Hastings LLP and Sullivan & Worcester LLP; and proxy voting services. The Funds also may disclose their portfolio security holdings to third parties in connection with their on-going efforts to analyze their trading activity, and in connection with their periodic reviews of the performance of existing fund agents and advisors or the retention of new agents and advisors. Specifically, these parties include Bloomberg Finance L.P., FactSet Research Systems Inc., Investment Company Institute, and ACA Compliance Group. Neither the Funds nor Matthews receive any compensation or other consideration in connection with any of these disclosure arrangements.

(iii) The Funds may disclose the Fund’s portfolio holdings on a confidential basis to other selected third parties only with the prior consent of a member of Matthews’ Compliance Department who is Director level or above (“Compliance”) and when the Funds have a legitimate business purpose for doing so. Examples of legitimate business purposes in which selective disclosure of the Funds’ portfolio securities may be appropriate include disclosure for due diligence purposes to an investment advisor that is in merger or acquisition talks with Matthews; disclosure to a newly hired investment advisor or sub-advisor prior to them commencing their duties; and disclosure to a rating or ranking organization. In accordance with the Policies, third parties are required to keep confidential any information disclosed to them in accordance with the terms and conditions in non-disclosure agreements and/or confidential agreements, and no compensation may be received by the Funds, a Service Provider or any affiliate in connection with disclosure of such information. Such selected disclosure of portfolio holdings will be reported to the Board of Trustees at its next regular meeting, and such report should state the business purpose of the disclosure.

(iv) As required by the federal securities laws, including the 1940 Act, the Funds will disclose their portfolio holdings in their applicable regulatory filings, including shareholder reports, Form N-PORT, Form N-CSR or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

(v) The Funds make available on each Business Day, prior to the opening of business on the listing exchange, through the National Securities Clearing Corporation (“NSCC”), the list of basket securities and the amount of cash, as applicable, for the issuance and redemption of creation units. The Fund’s investment adviser may also provide certain portfolio holdings information to Authorized Participants and other institutional market participants in connection with the day-to-day operations of the Fund, including evaluating custom baskets and to the Fund’s primary listing exchange in connection with meeting exchange listing standards.

Certain separate client accounts and other pooled investment vehicles (such as those organized in foreign jurisdictions) managed by Matthews or its affiliates (such separate client accounts and other pooled investment vehicles collectively, “Other Matthews Accounts”) may have investment objectives and strategies that are substantially similar to those of the Funds, and holdings of Other Matthews Accounts, which may be similar or identical to a Fund’s holdings, may be disclosed to clients of Other Matthews Accounts or others before the disclosure of the Fund’s holdings in accordance with the Policies. As a result, it is possible that those clients or others may use such information for their own benefit, which could negatively impact the Fund’s execution of purchase and sale transactions for portfolio investments.

The Policies are designed to provide useful information concerning the Funds to existing and prospective Fund shareholders while at the same time inhibiting the improper use of non-public portfolio holdings information in trading Fund shares and/or portfolio securities held by the Funds.

However, there can be no assurance that the provision of any portfolio holdings information is not susceptible to inappropriate uses (such as the development of “market timing” models), particularly in the hands of highly sophisticated investors, or that it will not in fact be used in inappropriate ways beyond the control of the Funds.

The composition of the Deposit Securities is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”).

Management of the Funds

Board Leadership Structure and Risk Oversight.

The operations of the Funds are under the direction of the Board of Trustees. The Board establishes the Funds’ policies and oversees and reviews the management of the Funds. The Board meets regularly (i.e., at least quarterly) to review the investment performance of the Funds and other financial and operational matters, including policies and procedures with respect to compliance with regulatory and other requirements, as well as to review the activities of the Trust’s officers, who are responsible for the day-to-day operations of the Funds. The Board met 8 times during the fiscal year ended December 31, 2022.

The Board consists of seven Trustees, five of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”) and two of whom are “interested persons” of the Trust (the “Interested Trustees”). An Independent Trustee serves as Chair of the Board. In addition, both of the standing committees of the Board, to which the Board has delegated certain authority and supervisory responsibilities, are comprised exclusively of Independent Trustees. Those committees are the Audit Committee and the Governance Committee, whose responsibilities and activities are described below. As part of each regular Board meeting, the Independent Trustees meet separately from Matthews with their independent legal counsel and with the Trust’s Chief Compliance Officer (“CCO”). The Board reviews its leadership structure periodically as part of its annual self-assessment process and believes that its structure is appropriate to enable the Board to exercise its oversight of the Funds.

The Funds have retained Matthews as the Funds’ investment adviser. Subject to the objectives and policies as the Board may determine, Matthews furnishes a continuing investment program for the Funds, makes investment decisions on their behalf, manages risks that arise from the Funds’ investments and operations, and provides administrative services to each Fund, all pursuant and subject to its investment management agreement, dated June 30, 2022, with the Trust, on behalf of the Funds (as amended from time to time, the “Management Agreement”). Employees of Matthews serve as the Trust’s officers, including the Trust’s President, Treasurer and CCO.

The Board oversees the services provided by Matthews, including certain risk management functions. Risk management is a broad concept that can cover many elements. The Board handles its review of different elements and types of risks in different ways. In the course of providing oversight, the Board and the Committees receive reports on the Funds’ activities, including regarding each Fund’s investment portfolio and the Funds’ financial accounting and reporting. The Board also meets periodically with the Trust’s CCO who reports on the compliance of the Funds with the federal securities laws and the Trust’s internal compliance policies and procedures. The CCO reports to the Board the CCO’s assessment of various compliance, legal and regulatory risks, as well as actions taken to address those risks where appropriate. The Audit Committee’s meetings with the Funds’ independent auditors also contribute to its oversight of certain internal control risks. In addition, the Board meets periodically with the Portfolio Managers of the Funds to receive reports regarding the management of the Funds, including certain investment and operational risks. Because the Board has delegated the day-to-day activities of the Funds to Matthews and other service providers, the risk management oversight provided by the Board can mitigate but not eliminate the identified risks. Not all risks that may affect a Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of a Fund or Matthews, its affiliates or other service providers.

Trustees and Officers.

The Trustees and executive officers of the Funds, their years of birth, business addresses, principal occupations during the past five years and other directorships held are set forth below. The “Fund Complex” refers to the twenty-three series comprising the Trust. The address of each Trustee and executive officer of the Trust is Four Embarcadero Center, Suite 550, San Francisco, CA 94111.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships (number of portfolios) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Gale K. Caruso Born 1957	Trustee and Chair of the Board	Trustee since 2015, Vice Chair (2021), and Chair of the Board since 2022	Formerly President and Chief Executive Officer (1999–2003), Zurich Kemper Life (life insurance and annuities); Chairman, President and Chief Executive Officer (1994–1999), Scudder Canada Investor Services, Ltd. (investment management); Managing Director (1986–1999), Scudder Kemper Investments, Inc. (investment management).	23	Trustee (since 2006), Pacific Select Fund (57 Portfolios) and Pacific Funds Series Trust (39 Portfolios); Director (2005-2012), Make-A- Wish Foundation of Maine; Director (2005–2009), LandAmerica Financial Group, Inc.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships (number of portfolios) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES

Christopher F. Lee Born 1967	Trustee	Since 2015	Consultant and Associate Professor (since 2017), Hong Kong University of Science and Technology; Lecturer (part-time) (2013-2019), The Chinese University of Hong Kong; Private Investor and Partner (since 2012), FAA Investments (financial holding company); Managing Director, Asia Region, and Head of Global Markets Investment Products & db-X (2010–2012), Deutsche Bank AG (financial services); Managing Director, Equity Risk Management Products, and Head of Intermediary Business (2002–2010), UBS AG (financial services); Vice President, Global Markets & Investment Bank (2000–2002), Vice President, International Private Clients Group (1997–2000), Associate, Debt and Equity Markets Group (1995-1997), Merrill Lynch & Co., Inc. (brokerage and investment management).	23	Director (since 2017), Hong Kong Securities and Investment Institute; Trustee (since 2013), African Wildlife Foundation; Director (2013-2018), Asian Master Funds (Australia) (1 Portfolio); Trustee (2010-2016), Oakland Museum of California.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships (number of portfolios) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES

Richard K. Lyons Born 1961	Trustee	Since 2010	Chief Innovation and Entrepreneurship Officer (since 2020), UC Berkeley; Dean (2008- 2018), Haas School of Business, UC Berkeley; Chief Learning Officer (2006–2008), Goldman Sachs (investment banking and investment management).	23	Trustee (since 2018), Syntax ETF Trust; Trustee (2001–2006), Barclays Global Investors Funds and Master Investment Portfolio (15 Portfolios); Trustee (2000– 2006), iShares, Inc. (24 Portfolios) and iShares Trust (over 70 Portfolios); Trustee (1994–2006) and Chairman of the Board (2000– 2006), Matthews International Funds (9 Portfolios).

Rhoda Rossman Born 1958	Trustee	Since 2006	Council Member, California Catastrophe Response Council (since 2019); Vice President, Corporate Investment Officer (2007- 2010), Senior Vice President and Treasurer (2003- 2007), The PMI Group, Inc. (mortgage insurer).	23

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships (number of portfolios) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES

Jonathan F. Zeschin Born 1953	Trustee	Trustee since 2007 and Chair of the Board (2014-2021)	Partner (since 2009), Essential Investment Partners, LLC (investment advisory and wealth management).	23	Trustee (2019), Russell Investment Funds (9 Portfolios) and Russell Investment Company (32 Portfolios).

INTERESTED TRUSTEES

James Cooper Abbott[2] Born 1969	Trustee and President	Trustee and President since September 2022	Director and Chief Executive Officer (since 2022), Matthews (investment management); Chairman and Chief Executive Officer/President (2009-2022), Carillon Tower Advisers, Inc. and Affiliates (asset management); Chief Executive Officer/President (2009-2022), Eagle Asset Management, Inc. (asset management); President (2003- 2021), Carillon Family of Funds (mutual fund company).	23	Director (since 2023), Matthews Asia Funds SICAV (12 Portfolios); Trustee (2017-2021), Carillon Family of Funds (12 Portfolios).

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships (number of portfolios) Held by Trustee During Past 5 Years

Robert Horrocks[2] Born 1968	Trustee (since 2018) and Vice President (since 2009	Trustee since 2018 and President since June 2022; Vice President 2009-2022	Chief Investment Officer (since 2009) and Director of Research (2008-2009), Matthews (investment management); Head of Research (2006-2008), Mirae Asset Management (investment management); Chief Investment Officer (2003-2006), Everbright Pramerica (investment management).	23	None

1	Each Trustee serves for an indefinite term, until retirement age or until his/her successor is elected.

2

Mr. Abbott and Mr. Horrocks are each deemed an “interested person” of the Trust as defined under the 1940 Act because of their ownership interests in Matthews and the executive positions they hold with Matthews.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS WHO ARE NOT TRUSTEES[1]

Michael Barrer Born 1982	Vice President	Since 2023	Head of ETF Capital Markets (since 2022), Matthews (investment management); Director of ETF Capital Markets (2013-2022), WisdomTree (investment management).

Deepa Damre-Smith Born 1975	Vice President	Since 2022	General Counsel (since 2022), Matthews (investment management); Managing Director (2014-2022), Director (2009-2013), BlackRock (investment management); Principal (2004-2009), Barclays Global Investors (investment management).

J. David Kast Born 1966	Vice President	Since 2018	Chief Compliance Officer and Anti-Money Laundering Officer (since 2018), Global Head of Risk and Compliance (since 2017), Matthews (investment management); Managing Director (2009-2017), Goldman Sachs (investment management).

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS WHO ARE NOT TRUSTEES[1]

Shai Malka Born 1973	Treasurer	Since 2005	Vice President of Fund Accounting and Operations (since 2010), Senior Manager of Fund Accounting and Operations (2004-2009), Matthews (investment management); Treasurer (2013-2017), Matthews A Share Selections Fund, LLC (registered investment company).

John P. McGowan Born 1964	Vice President and Secretary	Since 2005	Head of Fund Administration (since 2009), Chief Administrative Officer (2007–2008), Chief Operating Officer (2004–2007), Matthews (investment management); Director (since 2010), Matthews Asia Funds SICAV (Luxembourg) (investments); Director (2010-2020), Matthews Global Investors S.à r.l. (Luxembourg) (investment management); Director (since 2004), Matthews Asian Selections Funds, PLC (Ireland) (investments); Vice President and Secretary (2013-2017), Matthews A Share Selections Fund, LLC (registered investment company).

Lisa Nicosia Born 1966	Chief Compliance Officer and Anti- Money Laundering Officer	Since 2023	Chief Compliance Officer and Anti-Money Laundering Officer (since 2023), Matthews Asia Funds (registered investment company); Vice President (2014- 2022), Goldman Sachs (investment management).

Sharat Shroff, CFA Born 1973	Vice President	Since 2009	Portfolio Manager (since 2006), Matthews (investment management).

Shuntaro Takeuchi Born 1978	Vice President	Since 2021	Portfolio Manager (since 2019), Senior Research Analyst (2016-2019), Matthews (investment management); Executive Director (2013-2016), UBS Securities LLC (investment management).

James E. Walter, CFA Born 1970	Vice President	Since 2009	Head of Investment Operations (since 2014), Executive Vice President of Investment Operations (2009-2014), Matthews (investment management).

1

Each officer serves at the pleasure of the Board of Trustees. Each officer is considered an “interested person” of the Trust as defined under the 1940 Act because of an ownership interest in Matthews and/or an office held with the Trust or Matthews.

In addition, Jack Jafolla of BNY Mellon serves as an Assistant Treasurer of the Trust.

Board Committees.

Currently, the Board has an Audit Committee and a Governance Committee. Each committee is composed solely of the Independent Trustees (currently, Messrs. Lee, Lyons and Zeschin, and Mses. Caruso and Rossman). The Chairperson and functions of each committee are set forth below.

Audit Committee Mr. Lee, Chairperson	The Audit Committee has the responsibility, among other things, to (1) recommend the selection of the Funds’ independent registered public accounting firm; (2) review and approve the scope of the independent registered public accounting firm’s audit activity; (3) review the financial statements which are the subject of the independent registered public accounting firm’s certifications; and (4) review with such independent registered public accounting firm the adequacy of the Funds’ basic accounting system and the effectiveness of the Funds’ internal accounting controls. Messrs Lee, Lyons and Zeschin have been designated as Audit Committee financial experts in accordance with rules adopted by the SEC under the Sarbanes-Oxley Act of 2002.

The Audit Committee met 3 times during the fiscal year ended December 31, 2022.

Governance Committee Ms. Rossman, Chairperson	The Governance Committee has the responsibility, among other things, to (1) consider and nominate new Trustees to serve on the Board; (2) annually review and consider the compensation of the Board; and (3) manage the process for the Board’s annual “self-assessment.” The Governance Committee considers nominations from shareholders to the extent required by any applicable law, and any such shareholder recommendation must contain sufficient background information concerning the candidate to enable the Governance Committee to make a proper judgment as to the candidate’s qualifications.

The Governance Committee has not established specific, minimum qualifications that must be met by an individual for the Governance Committee to recommend that individual for nomination as a Trustee. In evaluating candidates for a position on the Board, the Governance Committee considers a variety of factors it deems appropriate. The Governance Committee evaluates any nominees recommended to the Board by shareholders in the same manner as it evaluates nominees identified by the Governance Committee. Because the Trust does not hold regular annual shareholder meetings, no formal procedures have been established with respect to shareholder submission of Trustee candidates for consideration by the Governance Committee.

The Governance Committee considers candidates from various sources, including, but not limited to, candidates recommended by Trustees, shareholders (if required by applicable law), and officers of the Trust, Matthews, and other service providers of the Trust. Although the Governance Committee does not have a formal policy with regard to consideration of diversity in identifying potential nominees, the Governance Committee may consider whether a potential nominee’s professional experience, education, skills, and other individual qualities and attributes, including gender, race, or national origin, would provide beneficial diversity of skills, experience, or perspective to the Board’s membership and collective attributes. Such considerations will vary based on the Board’s existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to diversity considerations.

The Governance Committee met 2 times during the fiscal year ended December 31, 2022.

The Board has designated Mr. Lyons as the Board’s risk liaison. As risk liaison, Mr. Lyons will serve as a point person for the Board to interact with Matthews’ Global Head of Risk and Compliance in between regular quarterly Board meetings, as appropriate, and to communicate with the Board regarding risk matters.

The Board may also establish various working groups from time to time as deemed necessary or appropriate. Such working groups would typically be comprised of a subset of the Board and would review matters as designated by the Board. Currently, the Board has established a 15(c) contract renewal group, comprised of Mr. Zeschin and Ms. Caruso. The 15(c) contract renewal working group provides a preliminary review of Matthews’ 15(c) contract renewal material before it is presented to the full Board.

Information about Each Trustee’s Qualifications, Experience, Attributes or Skills.

The Board takes into account a variety of factors in the selection of candidates to serve as Trustees, including the then composition of the Board. Generally, no one factor is decisive in the selection of an individual to join the Board. Among the factors the Board considers when concluding that an individual should serve on the Board are the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other members of the Board; and (iii) how the individual’s skills, experience, and attributes would contribute to an appropriate mix of relevant skills and experience on the Board. In addition, to serve as a Trustee, an individual should also possess various other intangible qualities such as intelligence, work ethic, and the ability to work together, to communicate effectively, to ask incisive questions, to exercise judgment, and to oversee the business of the Trust.

The Board also considers diversity of its Trustees. The Board has not adopted any particular standard or policy with respect to diversity, but it considers varied backgrounds, experiences, and perspectives in evaluating candidates, nominees and fellow Trustees.

The Board also considers, among other factors, the particular attributes described below with respect to the various individual Trustees.

Ms. Caruso has many years of financial services experience in the U.S. and Canada, including substantial executive experience in the investment management industry and extensive experience serving on the boards of mutual funds and other companies.

Mr. Lee has many years of global financial markets experience, managing derivative product development and marketing activities to financial institutional clients in a number of Asian countries, as well as substantial experience as a member of management and executive committees and as a director of an investment company listed on the Australian Stock Exchange.

Mr. Lyons has enjoyed and continues to enjoy a distinguished academic and professional career in fields relevant to business and the investment industry generally, and he has many years of experience as a director or trustee of investment companies, including over a decade in the past as a Trustee of the Trust.

Ms. Rossman has many years of experience as an investment professional specializing in portfolio management and is familiar with the analysis of investment strategy, trading, and performance results, and she has been serving on the Board since 2006.

Mr. Zeschin has many years of experience in the investment management and investment advisory industry, including substantial experience with mutual funds as an independent trustee or independent director and chairman of board, and he has been serving on the Board since 2007.

Mr. Abbott has extensive senior executive and global investment management experience, including serving as the President of the Trust and Chief Executive Officer of Matthews, and having served in similar executive functions at multiple other firms, including the boards of mutual funds and other investment companies.

Mr. Horrocks has extensive investment management experience as the Chief Investment Officer of Matthews and has been serving as the chief investment officer or similar function in the investment management industry since 2003.

Fund Ownership by Trustees.

The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in each Fund and in all registered investment companies overseen by the Trustee within the same family of investment companies, as of December 31, 2022. The Matthews Emerging Markets ex China Active ETF, Matthews Emerging Markets Sustainable Future Active ETF, Matthews Pacific Tiger Active ETF, Matthews India Active ETF, Matthews Japan Active ETF, Matthews Korea Active ETF, and Matthews Asia Dividend Active ETF are not included in the table below because those Funds had not commenced operations as of December 31, 2022.

Name of Trustee	Dollar Range of Equity Securities in each of the Funds		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee within the Family of Investment Companies*

INDEPENDENT TRUSTEES

Gale K. Caruso	Matthews Asia Growth Fund	$10,001-$50,000	Over $100,000
	Matthews Pacific Tiger Fund	$10,001-$50,000
	Matthews Asia Innovators Fund	$10,001-$50,000
	Matthews China Fund	$10,001-$50,000

Christopher F. Lee	Matthews Asia Dividend Fund	$1-$10,000	$50,001-$100,000
	Matthews Asia Innovators Fund	$10,001-$50,000
	Matthews India Fund	$1-$10,000
	Matthews Emerging Markets Small Companies Fund	$10,001-$50,000

Richard K. Lyons	Matthews Pacific Tiger Fund Matthews Asia Growth Fund	Over $100,000 $10,001-$50,000	Over $100,000

Rhoda Rossman	Matthews Emerging Markets Equity Fund	$10,001-$50,000	Over $100,000
	Matthews Asian Growth and Income Fund	$10,001-$50,000
	Matthews Asia Dividend Fund	$10,001-$50,000
	Matthews Asia Innovators Fund	$1-$10,000
	Matthews India Fund	$10,001-$50,000
	Matthews Japan Fund	$10,001-$50,000

Jon Zeschin	Matthews Emerging Markets Equity Fund	$10,001-$50,000	Over $100,000
	Matthews Emerging Markets Small Companies Fund	$10,001-$50,000
	Matthews Asia Dividend Fund	$10,001-$50,000
	Matthews Asia Growth Fund	$10,001-$50,000
	Matthews Emerging Markets Sustainable Future Fund	$50,001-$100,000
	Matthews China Small Companies Fund	$50,001-$100,000

Name of Trustee	Dollar Range of Equity Securities in each of the Funds		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee within the Family of Investment Companies*

INTERESTED TRUSTEES

James Cooper Abbott	Matthews Emerging Markets Equity Active ETF	$10,001-$50,000	$50,001-$100,000
	Matthews China Active ETF	$1-$10,000
	Matthews Asia Innovators Active ETF	$1-$10,000
	Matthews Korea Fund	$1-$10,000
	Matthews India Fund	$1-$10,000
	Mathews Japan Fund	$1-$10,000

Horrocks, Robert	Matthews Asian Growth and Income Fund	Over $100,000	Over $100,000
	Matthews Asia Dividend Fund	Over $100,000
	Matthews China Dividend Fund	Over $100,000
	Matthews Emerging Markets Small Companies Fund	$10,001-$50,000
	Matthews Emerging Markets Equity Fund	Over $100,000

As of December 31, 2022, none of the Independent Trustees or their respective immediate family members (spouse or dependent children) owned beneficially or of record an interest in Matthews or the Funds’ underwriter, or in any person directly or indirectly controlling, controlled by, or under common control with Matthews or the Funds’ underwriter.

*	As of December 31, 2022, the “Fund Complex” consisted of the Trust’s twenty series.

Shareholders’ Voting Powers

On any matter submitted to a vote of shareholders, all shares shall be voted separately by the individual Fund, except that the shares shall be voted in the aggregate and not by individual Fund when (i) required by the 1940 Act; or (ii) the Board of Trustees has determined that the matters affect the interests of more than one Fund (e.g., the election of a new member to the Board of Trustees of the Trust). Each whole share is entitled to one vote as to any matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote.

Approval of Investment Management Agreement

The Trust has retained Matthews to manage the assets of each of the Funds pursuant to the Management Agreement, which has been approved by the Board of Trustees, including the Independent Trustees. Additional information regarding the Management Agreement may be found in the section entitled “Investment Advisor, Underwriter and Other Service Providers.” The Management Agreement has an initial term of two years for each Fund and continues in effect from year to year thereafter provided such continuance is specifically approved at least annually by the vote of the holders of at least a majority of the outstanding shares of the respective Fund, or by the Board of Trustees, and in either event, by a majority of the Independent Trustees casting votes in person at a meeting called for such purpose. A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement with respect to the Matthews Emerging Markets Equity Active ETF, Matthews Asia Innovators Active ETF and Matthews China Active ETF is available in the Funds’ Annual Report to Shareholders for the period ending December 31, 2022. A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement with respect to the Matthews Emerging Markets ex China Active ETF, Matthews Emerging Markets Sustainable Future Active ETF, Matthews Pacific Tiger Active ETF,

Matthews Japan Active ETF, Matthews India Active ETF, Matthews Korea Active ETF, and Matthews Asia Dividend Active ETF will be available in such Funds’ Annual Report to Shareholders for the period ending December 31, 2023.

Compensation

The fees and expenses of the Trustees are allocated to each series of the Trust and paid by the Trust. The following table shows the fees paid during the fiscal year ended December 31, 2022 to the Trustees for their service to the Trust and the total compensation paid to the Trustees by the Fund Complex. The Matthews Emerging Markets ex China Active ETF, Matthews Emerging Markets Sustainable Future Active ETF, Matthews Pacific Tiger Active ETF, Matthews India Active ETF, Matthews Japan Active ETF, Matthews Korea Active ETF, and Matthews Asia Dividend Active ETF are not included in the table below because those Funds had not commenced operations as of December 31, 2022.

	Fiscal Year Ended December 31, 2022
	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex Paid to Trustees**
Independent Trustees
Gale K. Caruso	$238,700.00	None	None	$238,700.00
Christopher F. Lee	$188,000.00	None	None	$188,000.00
Richard K. Lyons	$188,000.00	None	None	$188,000.00
Rhoda Rossman	$188,000.00	None	None	$188,000.00
Toshi Shibano†	$188,000.00	None	None	$188,000.00
Jonathan F. Zeschin	$188,000.00	None	None	$188,000.00
Interested Trustees*
James Cooper Abbott	$0	None	None	$0
Robert Horrocks	$0	None	None	$0

†	Mr. Shibano retired from the Board of Trustees on May 17, 2023.
*	No compensation is paid by the Trust to the Interested Trustees.
**	As of December 31, 2022, the “Fund Complex” consisted of the Trust’s twenty series.

No officer or employee of Matthews or BNY Mellon receives any compensation from the Funds for acting as an officer or employee of the Trust. The officers of the Trust receive no compensation directly from the Funds for performing the duties of their offices. Neither the Trustees nor the officers of the Trust receive any pension or retirement benefits from the Funds.

Code of Ethics

The Trust and Matthews have adopted a written code of ethics (the “Code of Ethics”) pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder and Rule 204A-1 under the Investment Advisers Act of 1940, as amended. The Code of Ethics requires certain persons with access to investment information (“Access Persons”) to obtain prior clearance before engaging in certain personal securities transactions. Transactions must be executed generally within 2 business days of clearance. In addition, all Access Persons must report their personal securities transactions within 10 days after the end of each calendar quarter or becoming an Access Person, and file an annual statement within 45 calendar days with respect to their personal securities holdings. Access Persons and members of their immediate family are prohibited from directly and indirectly acquiring beneficial ownership in any Asia Pacific or emerging country security (excluding ownership of shares of an investment company registered under the 1940 Act). Any material violation of the Code of Ethics is reported to the Board of

Trustees. The Board of Trustees also oversees the administration of the Code of Ethics. The Code of Ethics is on file with the SEC.

Proxy Voting Policies and Procedures

The Board of Trustees has delegated to Matthews the authority to vote proxies of companies held in each Fund’s portfolio. Matthews has written Proxy Voting Policies and Procedures (“Proxy Policies”) to retain the proxy advisory services of an independent proxy consultant, Institutional Shareholder Services, a division of Deutsche Borse AG (“ISS”), and adopted ISS Proxy Voting Guidelines (as applicable to the region of the company putting forth the particular proposal) to assist Matthews in evaluating shareholder proposals, effecting proxy votes and maintaining appropriate records. The ISS guidelines are available at https://www.issgovernance.com/policy-gateway/voting-policies/. Matthews also retains the services of other independent proxy consultants and considers their proxy voting guidelines and proxy advisory recommendations to augment research in certain markets.

For significant corporate matters, such as establishing pension or profit sharing plans, proposed mergers and acquisitions, and sales of assets, as well as ESG related matters, ISS Proxy Voting Guidelines establish guidelines for evaluating the facts and circumstances of the particular proposal. In such circumstances, Matthews evaluates the proposal in light of the best interests of a Fund and its shareholders and votes accordingly. With respect to other more routine matters, the ISS Proxy Voting Guidelines may establish certain standards that, if satisfied, will result in a vote for or against a proposal. Routine matters include (i) election of directors; (ii) approval of auditors; (iii) approval of dividends and distributions; (iv) confidential voting; and (v) limitation on charitable contributions or fees paid to professional advisors. However, even in these circumstances, Matthews reserves the right to evaluate each proposal individually, and to vote on the matter in a manner that Matthews believes is in the best interest of a Fund or its shareholders (even if that vote is inconsistent with ISS Proxy Voting Guidelines) (“Override”). For example, while Matthews generally votes in favor of management’s nominees for a board of directors, it may vote against management nominees if it believes that the board was entrenched or otherwise not acting in the best interests of shareholders. Matthews generally votes in the same manner for each of its Funds, subject to the individual objectives of each Fund. As a result, Matthews may vote in favor of a proposal for certain Funds while voting against the same proposal for other Funds (“Split Votes”). Matthews also reserves the right to revise, alter or supplement the Proxy Policies from time-to-time, which may result in different votes on similar issues over time.

There may be circumstances in which Matthews believes that refraining from voting on a matter submitted to shareholders is in the best interests of the Funds or its shareholders, such as when the cost of voting the proxy exceeds the expected benefit to a Fund. Similarly, voting on shareholder matters in foreign countries, particularly in emerging markets, may be subject to restrictions (including registration procedures that may result in a holding becoming illiquid for a period of time) and limitations that impede or make impractical the exercise of shareholder rights. Such limitations may include (i) untimely or inadequate notice of shareholder meetings; (ii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iii) in person voting requirements; (iv) restrictions on the sale of securities for periods surrounding the shareholder meeting (“share blocking”); (v) granting local agents powers of attorney to facilitate voting instructions; (vi) proxy materials or ballots not being readily available; and (vii) proxy materials or ballots not being available in English.

There may be circumstances in which Matthews has or may be perceived to have a conflict or potential conflict of interest in voting on particular matters. Matthews attempts to minimize this potential by utilizing an independent consultant to monitor and apply ISS Proxy Voting Guidelines. Matthews also monitors for conflicts and potential conflicts of interest circumstances. When a material conflict of interest is identified, Matthews (i) votes proxies in accordance with ISS Proxy Voting Guidelines; (ii) votes proxies based upon the recommendations of an independent third party or parties; (iii) advises the Board of Trustees of the circumstances, seeks their direction, and votes accordingly; or (iv) takes other action as may be appropriate in the particular circumstances.

In addition to providing research and other proxy voting services, ISS, through its Corporate Services Division, offers products and services to issuers of proxy solicitations consisting of advisory and analytical services, self-assessment tools and publications. ISS has represented that employees of its Corporate Services Division are not involved in ISS’ analysis of filed proxy proposals or preparation of vote recommendations. Nonetheless, ISS has adopted policies and procedures to guard against and to resolve any conflicts of interest that may arise in connection with its provision of research analyses, vote recommendations and voting services to Matthews.

Examples of the Funds’ positions on voting matters under the Proxy Policies. Consistent with the approaches described above, the following are examples of the Funds’ voting positions on specific matters:

•	Vote on a case-by-case basis on proposals to increase authorized common stock;

•	Vote on a case-by-case basis on the authorization of preferred stock with unspecified voting, conversion, dividend distribution and other rights (known as “blank check” preferred stock);

•	Vote on a case-by-case basis regarding merger and acquisition matters;

•	Vote on a case-by-case basis regarding contested elections;

•	Vote on a case-by-case basis on equity compensation plans;

•	Vote on a case-by-case basis with respect to proposals intended to promote diversity and inclusion; and

•	Vote on a case-by-case basis with respect to director nominees that constitute diverse candidates.

Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available without charge, (1) by visiting matthewsasia.com, (2) by calling the Fund at (800) 789-ASIA (2742) and (3) on the SEC’s website at sec.gov. Because the Funds had not yet commenced operations as of June 30, 2022, such information is not yet available as of the date of this SAI.

Control Persons and Principal Holders of Securities

As of August 31, 2023, the Trustees and officers as a group owned less than 1% of the outstanding shares of each of the Funds.

Although the Trust does not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (“DTC”) participants (as defined below), as of August 31, 2023, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of a Fund were as follows:

Fund	Participant Name and Address	Percentage of Shares

Matthews Emerging Markets Equity Active ETF	TD Ameritrade Clearing, Inc. 200 S 108th Ave. Omaha NE 68154-2631	50.6%

	National Financial Services LLC 499 Washington Boulevard Jersey City NJ 07310	26.0%

	Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix AZ 85016-1215	18.6%

Fund	Participant Name and Address	Percentage of Shares

Matthews Emerging Markets ex China Active ETF	Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix AZ 85016-1215	74.4%

	National Financial Services LLC 499 Washington Boulevard Jersey City NJ 07310	10.2%

	TD Ameritrade Clearing, Inc. 200 S 108th Ave. Omaha NE 68154-2631	8.8%

Matthews Asia Innovators Active ETF	Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix AZ 85016-1215	49.8%

	TD Ameritrade Clearing, Inc. 200 S 108th Ave. Omaha NE 68154-2631	17.8%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399	16.2%

	National Financial Services LLC 499 Washington Boulevard Jersey City NJ 07310	12.9%

Matthews China Active ETF	Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix AZ 85016-1215	63.9%

	TD Ameritrade Clearing, Inc. 200 S 108th Ave. Omaha NE 68154-2631	16.1%

	National Financial Services LLC 499 Washington Boulevard Jersey City NJ 07310	6.8%

Matthews Korea Active ETF	National Financial Services LLC 499 Washington Boulevard Jersey City NJ 07310	32.9%

	Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix AZ 85016-1215	28.1%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399	9.3%

	TD Ameritrade Clearing, Inc. 200 S 108th Ave. Omaha NE 68154-2631	6.8%

	Morgan Stanley Smith Barney, LLC 1300 Thames St. 6th Floor Baltimore, MD 21231	5.4%

Currently the Trust employs only one investment advisor, Matthews International Capital Management, LLC. RBC USA Holdco Corporation (“RBC”), which is a direct, wholly owned subsidiary of the publicly traded Royal Bank of Canada, and Mizuho Bank, Ltd. (“Mizuho”), which is a direct, wholly owned subsidiary of the publicly traded Mizuho Financial Group, Inc., each has an ownership interest of 10–25% in Matthews. Funds managed by a subsidiary of Lovell Minnick Partners LLC (“Lovell Minnick”), a private equity firm and registered investment advisor, also have a collective ownership interest (through direct owners) of 10-25% in Matthews. G. Paul Matthews, Deborah K. Matthews and Mark W. Headley each has an ownership interest of 5–10% in Matthews. A representative of each of RBC, Mizuho, Lovell Minnick, Mr. Paul Matthews and Mr. Headley are members of the Board of Directors of Matthews. Because of their ownership of, or positions with, Matthews, each of RBC, Lovell Minnick, Mizuho, Mr. Matthews and Mr. Headley may, for certain purposes, be deemed to be affiliated with Matthews.

Matthews performs its duties and is paid pursuant to its Management Agreement. The Trust, on behalf of the Funds, and Matthews are parties to the Management Agreement. Shareholders are not parties to, or intended (or “third party”) beneficiaries of, the Management Agreement. Rather, the Trust and its respective investment series are the sole intended beneficiaries of the Management Agreement. Neither this SAI nor the Prospectus is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws. Some of the terms of the Management Agreement are set by the 1940 Act, such as the annual review and renewal of the Management Agreement by the Board of Trustees after an initial two-year term and the termination by the Board of Trustees without penalty on 60 days’ notice.

The services provided by Matthews and the fees received by it for such services are described in the Prospectus. Matthews may, from time-to-time, voluntarily waive its management fees and/or reimburse expenses with respect to one or more of the Funds, but is not obligated to do so. Matthews may delegate certain of its duties under the Management Agreement to an adviser or participating affiliate it controls, subject to its ongoing supervision.

Under the Management Agreement, Matthews is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the Management Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The terms of the Management Agreement provide that, after an initial two-year term, it will continue from year to year provided that it is approved at least annually by the vote of the holders of at least a majority of the outstanding shares of each Fund, or by the Board of Trustees, including a majority of the Independent Trustees. The Management Agreement may be terminated with respect to a Fund by vote of the Board of Trustees or by the holders of a majority of the outstanding voting securities of each Fund, at any time without penalty, on 60 days’ written notice to Matthews. Matthews may also terminate its Management Agreement with respect to a Fund on 60 days’ written notice to that Fund. The Management Agreement cannot be assigned; any assignment would automatically terminate the Management Agreement.

Under the Management Agreement, Matthews will pay all ordinary operating expenses of the Funds, except the following fees and expenses, which are paid by the Funds:

1.	Management fees;

2.	Interest expenses;

3.	Taxes and governmental fees;

4.	Brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities;

5.	Distribution fees or expenses;

6.	Acquired fund fees and expenses; and

7.	Litigation expenses and any extraordinary expenses.

Pursuant to the Management Agreement, Matthews provides a range of administrative services that focus on the servicing needed by the Funds and oversight and coordination of their various service providers. Matthews’ services may include, on a continuous basis: responding to shareholder communications that come to Matthews directly or via the Funds’ website; providing regular communications and investor education materials to shareholders; communicating with investment advisors whose clients own or hold shares of the Funds and providing such other information as may reasonably be requested by shareholders or certain services not provided by the Funds’ transfer agent or by fund supermarkets. Matthews also provides, on a continuous basis, the following administration services: oversight of the activities of BNY Mellon as the Funds’ transfer agent; oversight of the Funds’ accounting agent, custodian and BNY Mellon’s administrative functions; assisting with the daily calculation of Fund NAVs; overseeing each Fund’s compliance with its legal, regulatory and ethical policies and procedures; assisting with the preparation of agendas and other materials drafted by other parties, such as BNY Mellon, for Board meetings; providing such other information and assistance to shareholders as they may reasonably request; coordinating and executing the offering (or closure) of a Fund; and general oversight of the vendor community at large as well as industry trends to ensure that shareholders are receiving quality service and technical support.

Expenses shared by the Funds will be allocated among the Funds, to the extent they are a Fund expense, on a basis deemed fair and equitable by the Board of Trustees, which may be based on the relative net assets of the Funds or the nature of the services performed and relative applicability to each Fund. Expenses that relate exclusively to a particular Fund and are a Fund expense, such as brokerage commissions and other portfolio expenses, will be borne directly by that Fund.

The Funds pay Matthews, for management and advisory services and for certain administrative services, an annual unitary management fee as a percentage of average daily net assets. Pursuant to the Management Agreement, each of the Funds pays Matthews 0.79% of the aggregate average daily net assets of the Fund.

Each Fund pays Matthews a monthly fee at the annual rate using the applicable investment management fee calculated based on the actual numbers of days of the month and based on the Fund’s average daily net assets for the month.

During the fiscal year ended December 31, 2022, the aggregate management fees earned by Matthews were as follows:

Fiscal Year Ended December 31	Aggregate Management Fees Earned by Matthews
2022	$109,437

Portfolio Managers

The following table shows information regarding other accounts managed by the Funds’ Portfolio Managers, who are primarily responsible for the applicable Fund’s day-to-day investment management decisions, as of December 31, 2022.

Name of Portfolio Manager	Account Category	Number of Accounts	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Siddharth Bhargava Co-Manager of the Matthews Asia Dividend Fund, Matthews Asia Dividend Active ETF, and Matthews Asian Growth and Income Fund	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	0 1 0	0 $127,280,095 0	0 0 0	0 0 0

Winnie Chwang

Lead Manager of the Matthews China Small Companies Fund and Matthews China Dividend Fund

Co-Manager of the Matthews China Fund, Matthews China Active ETF, Matthews Pacific Tiger Fund, Matthews Pacific Tiger Active ETF, Matthews Asia Dividend Fund, and Matthews Asia Dividend Active ETF

	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	0 6 0	0 $1,081,591,770 0	0 0 0	0 0 0
Donghoon Han Co-Manager of the Matthews Japan Fund and Matthews Japan Active ETF	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	0 1 0	0 $81,800,506 0	0 0 0	0 0 0
Taizo Ishida Lead Manager of the Matthews Asia Growth Fund, Matthews Japan Fund, and Matthews Japan Active ETF Co-Manager of the Matthews Asia Innovators Fund and Matthews Asia Innovators Active ETF	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	0 3 0	0 $255,533,650 0	0 0 0	0 0 0
Robert Horrocks, PhD Lead Manager of the Matthews Asian Growth and Income Fund, Matthews Asia Dividend Fund, and Matthews Asia Dividend Active ETF	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	0 4 0	0 $993,096,594 0	0 0 0	0 0 0

Name of Portfolio Manager	Account Category	Number of Accounts	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
John Paul Lech Lead Manager of the Matthews Emerging Markets Equity Fund, Matthews Emerging Markets Equity Active ETF, and Matthews Emerging Markets ex China Active ETF	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	0 1 0	0 $232,703,289 0	0 0 0	0 0 0
Kenneth Lowe, CFA Lead Manager of the Matthews Asian Growth and Income Fund, Matthews Asia Dividend Fund, and Matthews Asia Dividend Active ETF	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	0 4 0	0 $993,096,594 0	0 0 0	0 0 0

Elli Lee

Lead Manager of the Matthews Korea Fund and Matthews Korea Active ETF

Co-Manager of Matthews Asia Growth and Income Fund, Matthews Asia Dividend Fund, Matthews Asia Dividend Active ETF, and Matthews China Dividend Fund

	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	0 2 0	0 $138,614,937 0	0 0 0	0 0 0

Andrew Mattock, CFA

Lead Manager of the Matthews China Fund, Matthews China Small Companies Fund and Matthews China Active ETF

Co-Manager of the Matthews China Dividend Fund, Matthews Pacific Tiger Fund, Matthews Pacific Tiger Active ETF, Matthews Emerging Markets Equity Fund and Matthews Emerging Markets Equity Active ETF

	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	0 5 0	0 $954,311,674 0	0 0 0	0 0 0

Name of Portfolio Manager	Account Category	Number of Accounts	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance

Peeyush Mittal, CFA

Lead Manager of the Matthews India Fund and Matthews India Active ETF

Co-Manager of the Matthews Emerging Markets Equity Fund, Matthews Emerging Markets Equity Active ETF, Matthews Emerging Markets ex China Active ETF, and Matthews Asia Growth Fund

	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	0 1 0	0 $22,836,720 0	0 0 0	0 0 0
Michael Oh, CFA Lead Manager of the Matthews Korea Fund, Matthews Korea Active ETF, Matthews Asia Innovators Fund and Matthews Asia Innovators Active ETF Co-Manager of the Matthews Asia Growth Fund	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	0 1 0	0 $30,418,657 0	0 0 0	0 0 0
Sojung Park Co-Manager of the Matthews Korea Fund and Matthews Korea Active ETF	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	0 1 0	0 $498,626,748 0	0 0 0	0 0 0
Sharat Shroff, CFA Lead Manager of the Matthews Pacific Tiger Fund and Matthews Pacific Tiger Active ETF Co-Manager of the Matthews India Fund and Matthews India Active ETF	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	0 3 0	0 $891,862,217 0	0 0 0	0 0 0

Inbok Song

Lead Manager of the Matthews Pacific Tiger Fund and Matthews Pacific Tiger Active ETF

Co-Manager of the Matthews Emerging Markets Sustainable Future Fund, Matthews Emerging Markets Sustainable Future Active ETF Matthews Asia Innovators Fund and Matthews Asia Innovators Active ETF

	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	0 3 0	0 $924,334,696 0	0 0 0	0 0 0
Shuntaro Takeuchi Lead Manager of the Matthews Japan Fund and Matthews Japan Active ETF	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	0 2 0	0 $225,114,993 0	0 0 0	0 0 0

Name of Portfolio Manager	Account Category	Number of Accounts	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Vivek Tanneeru Lead Manager of the Matthews Emerging Market Sustainable Future Fund, Matthews Emerging Markets Sustainable Future Active ETF, Matthews Emerging Markets Small Companies Fund	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	0 2 0	0 $124,120,747 0	0 0 0	0 0 0

Alex Zarechnak

Lead Manager of the Matthews Emerging Markets Equity Fund, Matthews Emerging Markets Equity Active ETF, and Matthews Emerging Markets ex China Active ETF

Co-Manager of the Matthews Emerging Markets Small Companies Fund

	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	0 0 0	0 0 0	0 0 0	0 0 0
Sherwood Zhang Lead Manager of the Matthews China Dividend Fund Co-Manager of the Matthews China Fund and Matthews China Active ETF	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	0 5 0	0 $606,752,940 0	0 0 0	0 0 0

Lead Managers and Co-Managers (collectively with Lead Managers, “Portfolio Managers”) receive compensation generally consisting of a combination of base salary, fixed and discretionary bonuses, participation in equity or in similar equity-like instruments based on revenues of the firm, and participation in benefit plans, which are generally available to all salaried employees. Compensation is structured to emphasize shareholder interests, the individual employee, and Matthews as a firm. Compensation is not linked to the distribution of the shares of the Funds. Key elements of compensation are detailed below:

Base Salary	Each Portfolio Manager receives a fixed base salary that takes into account his or her experience and responsibilities and is intended to be competitive with salaries offered by other similar firms.

Bonus	Matthews emphasizes teamwork and a focus on client needs. Bonuses are structured to emphasize those principles and are based on a number of factors including the profitability of Matthews and the employee’s contributions to the firm, such as the pre-tax performance of accounts managed by the employee, leadership position in the firm and participation in firm marketing efforts and other activities. Performance is generally considered based on a relative score over longer term periods. However, market conditions and performance relative to the benchmark or peer group of a Fund or other account may also be considered.

Other Compensation	Lead Managers may receive compensation in the form of equity interests in Matthews or cash payments based upon a percent of Matthews’ revenues. Matthews is a private limited liability company that provides pass-through treatment. Accordingly holders of equity interests may be allocated portions of Matthews’ profits and losses, and may receive cash distributions. Such distributions may be made subject to certain required distributions and payments, Matthews’ working capital requirements and similar considerations.

Benefit Programs	Portfolio Managers participate in benefit plans and programs available generally to all employees.

As shown in the table above, certain Portfolio Managers may manage other accounts with investment strategies similar to the Funds. Those other accounts may include U.S. or non-U.S. mutual funds advised or sub-advised by Matthews, and separately managed accounts. Fees earned by Matthews may vary among these accounts, the Portfolio Managers may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. These factors may create conflicts of interest because a Portfolio Manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming a Fund. A conflict may also exist if a Portfolio Manager identifies a limited investment opportunity that may be appropriate for more than one account, but a Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the Portfolio Manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. A Portfolio Manager’s compensation arrangement may also give rise to potential conflicts of interest. A Portfolio Manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management; and the bonuses of the Portfolio Managers relate to increases in asset levels under Matthews’ management. Additionally, as explained above, certain Portfolio Managers may receive equity-based compensation from Matthews. The management of or participation in the management of multiple Funds and accounts may give rise to potential conflicts of interest among the Funds and accounts, as Portfolio Managers must allocate their time and investment ideas across the Funds and other accounts, which may pay different fees to Matthews and have different objectives, benchmarks and time horizons. A Portfolio Manager may execute transactions for a Fund or other account that may adversely impact the value of securities held by the Fund. Any securities selected for a Fund or other account may perform differently than the securities selected for another Fund or other account. However, Matthews believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular Portfolio Manager are generally managed in a similar fashion, subject to a variety of exceptions (for example, particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors). In addition, the Funds and Matthews have adopted a trade management policy, which they believe is reasonably designed to address potential conflicts of interest that may arise in managing multiple accounts. With respect to the allocation of investment opportunities (i.e., investment ideas), Matthews has established policies and procedures that provide that all research conducted by any member of Matthews’ investment team be generally available to every other member. However, Matthews Portfolio Managers may act upon applicable research at any time, and no account or investment mandate (i.e., a group of accounts with similar investment objectives) has any general priority in the access to or allocation of any investment opportunity. In addition, Matthews may determine that priority to an investment opportunity should be established because of its limited availability, the difficulty of execution or other factors. Currently Matthews accords such priority with respect to (i) accounts that invest in Small Companies (meaning companies with a market capitalization no higher than the greater of $5 billion or the market capitalization of the largest company included in the account’s primary benchmark index); (ii) investments in Small Companies in which no account managed by Matthews has previously invested; and (iii) accounts that focus on a specific country or sector and intend to invest in initial public offerings, secondary public offerings and private placements may be given priority in such opportunities to the extent they are associated with securities from a country or in a sector in which the account invests (e.g., the Matthews China Active ETF may be accorded priority with respect to the initial public offering of a Chinese company).

The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Code of Ethics will adequately address such conflicts.

The following table sets forth the dollar range of equity securities beneficially owned by each Portfolio Manager in each Fund for which they are primarily responsible for the day-to-day management of the Fund’s portfolio and in all Funds of the Trust, as of December 31, 2022.

Name of Portfolio Manager	Dollar Range of Equity Securities in Each Fund

Bhargava, Siddarth	Matthews China Dividend Fund*	$1-$10,000

Chwang, Winnie	Matthews Asia Dividend Fund	$1-$10,000
	Matthews Asia Growth Fund*	$10,001-$50,000
	Matthews China Fund	$50,001-$100,000
	Matthews India Fund*	$1-$10,000
	Matthews Emerging Markets Small Companies Fund*	$1-$10,000
	Matthews China Small Companies Fund	$100,001-$500,000

Han, Donghoon	Matthews Japan Fund	$10,001-$50,000
Ishida, Taizo	Matthews Asia Growth Fund	$500,001-$1,000,000
	Matthews Japan Fund	$100,001-$500,000
	Matthews Emerging Markets Small Companies Fund*	$50,001-$100,000
Lech, John Paul	Matthews Emerging Markets Equity Fund	$500,001-$1,000,000

Lee, Elli	None

Lowe, Kenneth	Matthews Asian Growth and Income Fund	$10,001-$50,000
Mattock, Andrew	Matthews China Fund	$100,001-$500,000
	Matthews China Small Companies Fund	$100,001-$500,000

Mittal, Peeyush	Matthews Emerging Markets Equity Fund	$10,001-$50,000
	Matthews China Dividend Fund*	$10,001-$50,000
	Matthews India Fund	$100,001-$500,000
	Matthews China Small Companies Fund*	$1-$10,000

Oh, Michael	Matthews Asia Innovators Fund	$100,001-$500,000
	Matthews Korea Fund	$10,001-$50,000
	Matthews Asia Growth Fund	$1-$10,000
	Matthews Asia Innovators Active ETF	$100,001-$500,000

Park, Sojung	Matthews Korea Fund	$1-$10,000

Shroff, Sharat	Matthews Asian Growth and Income Fund*	$10,001-$50,000
	Matthews Asia Dividend Fund*	$1-$10,000
	Matthews China Dividend Fund*	$10,001-$50,000
	Matthews Asia Growth Fund*	$10,001-$50,000
	Matthews Pacific Tiger Fund	$50,001-$100,000
	Matthews Asia Innovators Fund*	$10,001-$50,000
	Matthews China Fund*	$10,001-$50,000
	Matthews India Fund	$100,001-$500,000
	Matthews Japan Fund*	$10,001-$50,000
	Matthews Korea Fund*	$1-$10,000
	Matthews Emerging Markets Small Companies Fund*	$10,001-$50,000
	Matthews China Small Companies Fund*	$10,001-$50,000

Name of Portfolio Manager	Dollar Range of Equity Securities in Each Fund

Song, Inbok	Matthews Pacific Tiger Fund	$100,001-$500,000

Takeuchi, Shuntaro	Matthews Japan Fund	$100,001-$500,000

Tanneeru, Vivek	Matthews Emerging Markets Small Companies Fund	$10,001-$50,000
	Matthews Emerging Markets Sustainable Future Fund	$10,001-$50,000

Zarechnak, Alex	Matthews Emerging Markets Equity Fund	$100,001-$500,000

Zhang, Sherwood	Matthews China Dividend Fund	$100,001-$500,000

*	The Portfolio Manager does not have responsibility for the day-to-day management of this Fund’s portfolio.

Principal Underwriter

The Trust and Foreside Funds Distributors LLC, formerly known as BNY Mellon Distributors LLC (the “Underwriter”), have entered into a distribution agreement (the “Distribution Agreement”). The Underwriter, located at 400 Berwyn Park, 899 Cassatt Road, Berwyn, PA 19312, acts as the statutory principal underwriter in the United States of the Funds’ shares. The Underwriter is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Matthews compensates the Underwriter for its services to the Funds.

Shares of the Funds are continuously offered for sale by the Underwriter only in Creation Units on a best efforts basis. The Underwriter will not distribute Fund shares in amounts less than a Creation Unit and does not maintain a secondary market in Fund shares.

Under the Distribution Agreement, the Underwriter, as agent for the Trust, will review orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust.

The Underwriter may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Fund shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or DTC participants (as defined below).

The Trust has agreed to indemnify the Underwriter from losses relating to the Underwriter’s assumption of the principal underwriter function and from prospectus and sales material disclosure liability but not for willful malfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Distribution Agreement, in accordance with Section 17(i) of the 1940 Act.

Compensation Paid to Principal Underwriter

For the fiscal year ended December 31, 2022, neither the Trust nor any Fund paid compensation to the principal underwriter. In addition, for those years, no underwriting commissions were charged or amounts were retained by the principal underwriter.

Other Service Providers

The Bank of New York Mellon (“BNY Mellon”) provides certain administrative services to Matthews and the Trust pursuant to a Fund Administration and Accounting Agreement dated as of July 1, 2022, as amended from time to time (the “Administration Agreement”). Under the Administration Agreement, BNY Mellon provides certain accounting and financial administration services for Matthews and the Trust including, among other things, the computation of the NAVs of the Funds’ shares, maintenance of certain of the Funds’ books and financial records, preparation and filing of shareholder reports, preparation and filing of certain tax returns and coordination of the payment of Fund-related expenses. BNY Mellon also provides certain regulatory administration services including, among other things, the preparation of agendas and resolutions for quarterly Board meetings, maintenance of the Trust’s corporate records and assistance with the preparation and filing of the annual update to the Trust’s registration statement with the SEC.

As compensation for these services, BNY Mellon receives certain out-of-pocket costs, transaction fees and asset-based fees, which are paid by Matthews from the management fees it receives from the Funds. During the fiscal year ended December 31, 2022, the aggregate amounts paid by Matthews to BNY Mellon for fund administration and accounting services totaled $33,139 and are broken down as follows:

Fund	Fees Paid to Administrator During FYE 12-31-22
Matthews Emerging Markets Equity Active ETF	$5,572
Matthews Asia Innovators Active ETF	$19,306
Matthews China Active ETF	$8,260

Transfer Agent

BNY Mellon is currently located at 301 Bellevue Parkway, Wilmington, DE 19809 and provides transfer agency and dividend disbursing agent services for the Funds.

Custodian

BNY Mellon is the custodian of the Trust’s assets pursuant to a custodian agreement. Under the custodian agreement, BNY Mellon (i) maintains a separate account or accounts in the name of each Fund, (ii) holds and transfers portfolio securities on account of each Fund, (iii) accepts receipts and makes disbursements of money on behalf of each Fund, (iv) collects and receives all income and other payments and distributions on account of each Fund’s securities, and (v) makes periodic reports to the Board of Trustees concerning each Fund’s operations. Although the Trust no longer has in effect a committed line of credit for purposes of funding proceeds for redemptions of Creation Units, a Fund might be able to use an overdraft from the custodian if needed under certain circumstances for temporary or emergency purposes. Any overdraft made available by the custodian would be in the discretion of the custodian, may not be available when needed by a Fund and would likely be more expensive than a comparable borrowing under a formal line of credit.

Counsel to the Trust

Paul Hastings LLP, 101 California Street, 48th Floor, San Francisco, CA 94111, serves as counsel to the Trust.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 405 Howard Street, Suite 600, San Francisco, CA 94105, serves as the independent registered public accounting firm of the Trust. The firm provides audit services and assistance and consultation with respect to regulatory filings with the SEC. The books of each Fund will be audited at least once each year by PricewaterhouseCoopers LLP.

Brokerage Allocation and Other Practices

Matthews is responsible for effecting portfolio transactions and will do so in a manner deemed fair and reasonable to the Funds. The primary consideration in all portfolio transactions will be seeking the best execution of the transaction taking into account the net proceeds of the transaction as well as qualitative factors.

In selecting and monitoring broker-dealers and negotiating commissions, Matthews may consider a number of factors, including, for example, net price, reputation, financial strength and stability, efficiency of execution and error resolution, block trading and block positioning capabilities, willingness to execute related or unrelated difficult transactions in the future and other matters involved in the receipt of brokerage services generally.

Matthews may also purchase from a broker or allow a broker to pay for certain execution-related and research services, including economic and market information, portfolio strategy advice, industry and company comments, technical data, recommendations, general reports, consultations, performance measurement data, on-line pricing and news services. The Funds do not engage in “directed brokerage,” or the compensation of a broker-dealer for promoting or selling the Funds’ shares by directing portfolio securities transactions to that broker or dealer.

Matthews may cause the Funds to pay a brokerage commission in excess of that which another broker-dealer might charge for effecting the same transaction in recognition of the value of these execution-related and research services. In such a case, however, Matthews will determine in good faith that such commission is reasonable in relation to the value of brokerage and research provided by such broker-dealer, viewed in terms of either the specific transaction or Matthews’ overall responsibilities to the portfolios over which Matthews exercises investment authority. Research services furnished by brokers through whom Matthews intends to effect securities transactions may be used in servicing all of Matthews’ accounts; not all of such services may be used by Matthews in connection with accounts that paid commissions to the broker providing such services. In conducting all of its soft dollar relationships, Matthews will seek to take advantage of the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”).

Matthews will attempt to allocate portfolio transactions among the Funds and other accounts on a fair basis whenever concurrent decisions are made to purchase or sell securities by the Funds and other accounts. In making such allocations between the Funds and others, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending investments to the Funds and the other accounts. In some cases, this procedure could have an adverse effect on the Funds. In the opinion of Matthews, however, the results of such procedures will, on the whole, be in the best interests of each of the accounts it manages.

Creation or redemption transactions, to the extent consisting of cash, may involve the Fund contemporaneously transacting with Authorized Participants in their capacity as broker-dealers for purchases of Deposit Securities or sales of Fund Securities (as defined below), as applicable. Such transactions with a particular broker-dealer may be conditioned upon the broker-dealer’s agreement to transact at guaranteed price levels in order to reduce transaction costs the Fund would otherwise incur as a consequence of settling creation or redemption baskets in cash rather than in- kind.

Following the Fund’s receipt of an order to purchase or redeem creation or redemption baskets, to the extent such purchases or redemptions consist of a cash portion, the Fund will enter an order with a broker or dealer to purchase or sell the Deposit Securities or Fund Securities, as applicable. The terms of such order may, depending on the timing of the transaction and certain other factors, require the broker or dealer to guarantee that the Fund will achieve execution of its order at a price at least as favorable to the Fund as the Fund’s valuation of the Deposit Securities or Fund Securities used for purposes of calculating the NAV applied to the creation or redemption transaction giving rise to the order. Such orders may be placed with the purchasing or redeeming Authorized Participant (or a broker-dealer affiliated with the Authorized Participant or a third-party broker-dealer engaged through the Authorized Participant) in its capacity as a broker-dealer. The amount payable to the Fund pursuant to this guarantee will depend on the results achieved by the executing firm and will vary depending on market activity, timing and a variety of other factors. This guarantee will apply for any orders executed by the Authorized Participant (or an affiliated or unaffiliated broker-dealer), even if the trades have not settled before the creation or redemption transaction settles.

The circumstances under which the guarantee will be used and the expected amount that may be owed to the Fund may change from time to time based on the actual experience of the Fund.

Brokerage commissions paid by the Trust on behalf of the Funds for the fiscal years ending December 31, 2022 are as follows:

Fund	Brokerage Commissions Paid During FYE 12-31-22
Matthews Emerging Markets Equity Active ETF	$2,940
Matthews Asia Innovators Active ETF	$57,355
Matthews China Active ETF	$4,647

Each Fund may at times invest in securities of its regular broker-dealers or the parent of its regular broker-dealers. The Funds held securities of the following broker-dealers, which were their regular broker-dealers as of December 31, 2022:

Fund	Issuer	Value of Fund’s Aggregate Holdings of Issuer
Matthews Emerging Markets Equity Active ETF	JP Morgan Securities LLC	$98,331
Matthews Asia Innovators Active ETF	JP Morgan Securities LLC	$2,653,401
Matthews China Active ETF	JP Morgan Securities LLC	$134,996

Shares of Beneficial Interest

The Funds are authorized to issue an unlimited number of shares of beneficial interest, each with a $0.001 par value. Shares of a particular Fund represent equal proportionate interests in the assets of that Fund only, and have identical voting, dividend, redemption, liquidation and other rights. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other right to subscribe to any additional shares and no conversion rights.

Each share is entitled to one vote as to each matter on which it is entitled to vote. The voting rights of shareholders can be changed only by a shareholder vote.

Each Fund may be terminated upon the sale and conveyance of its assets to another Fund, partnership, association, corporation, or entity, or upon the sale and conversion into money of its assets. The Board may terminate or sell all or a portion of the assets of the Fund without prior shareholder approval. In the event of the dissolution or liquidation of a Fund, shareholders of the Fund are entitled to receive the underlying assets of a Fund available for distribution.

All accounts will be maintained in book entry form and no share certificates will be issued.

Book Entry Only System

The Depository Trust Company (“DTC”) acts as securities depositary for Fund shares. Fund shares are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for Fund shares.

DTC is a limited-purpose trust company that was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Fund shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Fund shares (owners of such beneficial interests are referred to in this SAI as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Fund shares. The Trust recognizes DTC or its nominee as the record owner of all shares of the Funds for all purposes. Beneficial Owners of Fund shares are not entitled to have the shares registered in their names, and will not receive or be entitled to physical delivery of share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of Fund shares.

Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. DTC will make available to the Trust upon request and for a fee a listing of Fund shares held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding Fund shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Fund shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in a Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Fund shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in Fund shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to a Fund at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Fund shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of Fund shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

Resale of Shares

In connection with each Fund’s launch, each Fund was seeded through the sale of one or more Creation Units by each Fund to one or more initial investors. Initial investors participating in the seeding or subsequent resales of seed may be Authorized Participants, a lead market maker or other third party investor or an affiliate of each Fund or Matthews. Each such initial investor may sell some or all of the shares underlying the Creation Unit(s) held by them pursuant to the registration statement for each Fund (each, a “Selling Shareholder”), which shares have been registered to permit the resale from time to time after purchase. Each Fund will not receive any of the proceeds from the resale by the Selling Shareholders of these shares.

Selling Shareholders may sell shares owned by them directly or through broker-dealers, in accordance with applicable law, on any national securities exchange on which the shares may be listed or quoted at the time of sale, through trading systems, in the OTC market or in transactions other than on these exchanges or systems at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices.

Purchase and Redemption of Shares in Creation Units

The Trust issues and sells shares of the Funds only in Creation Units on a continuous basis through the Underwriter, without a sales load (but subject to transaction fees, if applicable), at their NAV per share next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”). The NAV of Fund shares is calculated each business day as of the scheduled close of regular trading on the NYSE, generally 4:00 p.m., Eastern Time. The Funds will not issue fractional Creation Units, except on the day of consummation of a reorganization, merger, conversion or liquidation. A “Business Day” is any day on which the Exchange is open for business.

Fund Deposit. The consideration for purchase of a Creation Unit of a Fund generally consists of a specified cash payment (the “Deposit Cash”) and/or Deposit Securities (defined below) and a Cash Component (defined below). Notwithstanding the foregoing, the Trust reserves the right to offer and issue Fund shares in exchange for an in-kind deposit of a designated portfolio of Deposit Securities per each Creation Unit and a Cash Component (defined below), computed as described below. The Trust also reserves the right to permit or require the substitution of a “cash in lieu” amount to be added to the Deposit Cash, or the substitution of a security, to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, a Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of a Fund. The “Cash Component” is an amount equal to the difference between the NAV of a Fund’s shares (per Creation Unit) and the value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant.

The Funds, through NSCC, make available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each

Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for a Fund. Such Fund Deposit is subject to any applicable adjustments as described below, to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available. Notwithstanding the foregoing, a Fund may determine on a given Business Day that all purchases, all redemptions, or all purchases and redemptions on that day will be made entirely in cash.

The identity and number of Fund shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for a Fund Deposit for a Fund may change from time to time.

Procedures for Purchase of Creation Units. To be eligible to place orders with the Funds’ transfer agent to purchase a Creation Unit of the Fund, an entity must be (i) a “Participating Party” (i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”)), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Underwriter, and that has been accepted by the transfer agent, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below), if applicable, and any other applicable fees and taxes.

All orders to purchase Fund shares directly from a Fund must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The order cut-off time for the Funds for orders to purchase Creation Units, including custom orders, is 4:00 p.m. Eastern time, which time may be modified by a Fund from time-to-time as set forth in the applicable order form for the Fund. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Fund shares directly from a Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange closes earlier than normal, the Funds may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which a Fund’s investments are primarily traded is closed, the Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the transfer agent pursuant to procedures set forth in the Participant Agreement or other procedural documents, including the applicable order form. On behalf of a Fund, the Funds’ transfer agent will notify the Funds’ custodian of such order. The custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the transfer agent by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the transfer agent or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a subcustody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Funds’ custodian shall cause the subcustodian of a Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the applicable Fund or its agents by no later than 12:00 p.m. Eastern Time (or such other time as specified by the Trust) on the Settlement Date. If the Fund or its agents do not receive all of the Deposit Securities, or the required Deposit Cash in lieu thereof, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, expenses and costs, if any, resulting therefrom. The “Settlement Date” for each Fund is generally the second Business Day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by the custodian in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the transfer agent, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the applicable Fund.

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited by 3:00 p.m., Eastern Time (as set forth on the applicable order form), with the custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 3:00 p.m., Eastern Time (as set forth on the applicable order form) on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the applicable Fund for losses, expenses and costs, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form, other applicable procedural documents and this SAI are properly followed.

Issuance of a Creation Unit. Except as provided in this SAI, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Funds’ custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Funds’ transfer agent and Matthews shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the second Business Day following the day on which the purchase order is deemed received by the transfer agent. The Authorized Participant shall be liable to the applicable Fund for losses, expenses and costs, if any, resulting from unsettled orders.

Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of Fund shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 110% of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Funds’ custodian the Additional Cash Deposit, as applicable, by 12:00 p.m. Eastern Time (or such other time as specified by the Trust) on the Settlement Date. If a Fund or its agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, expenses and costs, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 110% of the daily market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the value of such Deposit Securities on the day the purchase order was deemed received by the transfer agent plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as described below under “Creation Transaction Fee”, may be charged. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

Acceptance of Orders of Creation Units. The Trust reserves the right to reject an order for Creation Units transmitted to it by the Funds’ transfer agent with respect to a Fund if for any legally permissible reason (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Authorized Participant are not as disseminated through the facilities of the NSCC for that date by the Funds’ custodian; (c) the investor(s), upon obtaining Fund shares ordered, would own 80% or more of the currently outstanding shares of that Fund; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (f) in the event that circumstances outside the control of the Trust, the custodian, the transfer agent and/or Matthews make it for all practical purposes not feasible to process orders for Creation Units.

Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Underwriter, the custodian, a sub-custodian, the transfer agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The transfer agent shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the transfer agent, the custodian, any sub-custodian and the Underwriter are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the transfer agent, the custodian and the Underwriter shall not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee. A fixed purchase (i.e., creation) transaction fee, payable to the Funds’ custodian, may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The standard fixed creation transaction fee for each Fund is $250, regardless of the number of Creation Units created in the transaction. A Fund may adjust the standard fixed creation transaction fee from time to time. The fixed creation fee may be waived on certain orders if the Funds’ custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as Matthews, has agreed to pay such fee.

In addition, a variable fee, payable to the Fund, of up to a maximum of 5% of the value of the Creation Units subject to the transaction may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, market impact, taxes) involved with buying the securities with cash. Such variable charge may be based on good faith estimates of such transaction costs which may be lower or higher than actual costs incurred. A Fund may determine to not charge a variable fee or only a portion of the variable fee on certain orders when Matthews has determined that doing so is in the best interests of the shareholders of the Fund. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from a Fund to their account or on their order. Costs associated with cash creations could also reduce the Fund’s NAV to the extent that those costs are not fully offset by the total transaction fees charged to the creating Authorized Participant.

Risks of Purchasing Creation Units. There are certain legal risks unique to investors purchasing Creation Units directly from a Fund. Because Fund shares may be issued on an ongoing basis, a “distribution” of shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from a Fund, breaks them down into the constituent Fund shares, and sells those shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new Fund shares with an active selling effort involving solicitation of secondary-market demand for Fund shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with Fund shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.

Redemption. Fund shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the applicable Fund through the Funds’ transfer agent and only on a Business Day. EXCEPT UPON REORGANIZATION, MERGER, CONVERSION OR LIQUIDATION OF A FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Fund shares in the secondary market to constitute a Creation Unit to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund shares to constitute a redeemable Creation Unit.

With respect to each Fund, the Funds’ custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time) on each Business Day, the list of the names and quantities of the Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. With respect to in- kind redemptions of a Fund, redemption proceeds for a Creation Unit will consist of Fund Securities—as announced by the Funds’ custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the NAV of Fund shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee, as applicable, as set forth below. If the Fund Securities have a value greater than the NAV of Fund shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities, or substitution of different securities, in lieu of one or more Fund Securities.

Creation Units may be redeemed in advance of receipt by the Trust of all or a portion of the applicable Fund shares as described below. In these circumstances, the initial deposit will have a value greater than the NAV of Fund shares on the date the order is placed in proper form since, in addition to available Fund shares tendered for redemption, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 110% of the undelivered Fund shares (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Funds’ custodian the Additional Cash Deposit, as applicable, by 12:00 p.m. Eastern Time (or such other time as specified by the Trust) on the Settlement Date. If a Fund or its agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, expenses and costs, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Fund shares to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 110% of the daily market value of the missing Fund shares. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Fund shares have been properly redeemed by the Trust. In addition, a transaction fee, as described below under “Redemption Transaction Fee”, may be charged. The redemption of Creation Units so redeemed generally will occur no later than the Settlement Date.

Redemption Transaction Fee. A fixed redemption transaction fee, payable to the Funds’ custodian, may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units (“Redemption Order Costs”). The standard fixed redemption transaction fee for each Fund is $250 regardless of the number of Creation Units redeemed in the transaction. A Fund may adjust the redemption transaction fee from time to time. The fixed redemption fee may be waived on certain orders if the Funds’ custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as Matthews, has agreed to pay such fee.

In addition, a variable fee, payable to the applicable Fund, of up to a maximum of 2% of the value of the Creation Units subject to the transaction may be imposed for cash redemptions, non-standard orders, or partial cash redemptions (when cash redemptions are available) of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, market impact, taxes) involved with selling portfolio securities to satisfy a cash redemption. Such variable charge may be based on good faith estimates of such transaction costs which may be lower or higher than actual costs incurred. A Fund may determine to not charge a variable fee or only a portion of the variable fee on certain orders when Matthews has determined that doing so is in the best interests of the shareholders of the Fund. The maximum redemption transaction fee, including the fixed and variable portions together, may not exceed 2%.

Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from a Fund to their account or on their order.

Procedures for Redemption of Creation Units. Orders to redeem Creation Units must be submitted in proper form to the Funds’ transfer agent prior to 4:00 p.m. Eastern Time. On days when the Exchange closes earlier than normal, the Funds may require orders to redeem Creation Units to be placed earlier in the day. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the transfer agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the transfer agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the transfer agent does not receive the investor’s Fund shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request will be rejected. Redemption orders that specify or request settlement on a T+1 basis may also be rejected or rebooked to provide instead for T+2 settlement or regular settlement. See more information below under Additional Redemption Procedures.

The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Funds’ transfer agent in accordance with procedures set forth in the Authorized Participant Agreement or other procedural documents, including the applicable order form. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of Fund shares to the transfer agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

Additional Redemption Procedures. In connection with taking delivery of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank, or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within two Business Days of the trade date. Notwithstanding the foregoing, if the Fund includes an in-kind foreign investment in the Fund Securities, and if a local market holiday, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments to redeeming Authorized Participants prevents timely delivery of the foreign investment in response to a redemption request, the Fund may, with respect to the delivery of the foreign investment, deliver the foreign investment as soon as practicable, but in no event later than 15 days after the tender of the Fund shares.

The Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Fund shares based on the NAV of Fund shares next determined after the redemption request is received in proper form (minus a redemption transaction fee, if applicable, and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of Fund shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the applicable Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of Fund shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer” (“QIB”), as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status to receive Fund Securities.

Because the portfolio securities of a Fund may trade on other exchanges on days that the Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their Fund shares, or to purchase or sell Fund shares on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to a Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of Fund shares or determination of the NAV of the shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

Creation and Redemption baskets may differ and each Fund may accept “custom baskets.” A custom basket is defined as either (i) a basket that is composed of a nonrepresentative selection of the exchange-traded fund’s portfolio holdings; or (ii) a representative basket that is different from the initial basket used in transactions on the same Business Day. A standard initial basket is a basket of securities, assets or other positions that is generally representative of a Fund’s portfolio in exchange for which an exchange-traded fund issues (or in return for which it redeems) creation units. All initial and custom baskets will be governed by the Trust’s written policies and procedure for basket creation, including (with respect to custom baskets): (i) detailed parameters for the construction and acceptance of custom baskets that are in the best interest of the Fund and its shareholders, including the process for any revisions to, or deviations from, those parameters and (ii) a specification of the titles or roles of the employees of the investment adviser who are required to review each custom basket for compliance with those parameters.

Determination of Net Asset Value

Generally, the NAV per share of each Fund will be determined as of the close of trading on each day the New York Stock Exchange (“NYSE”) is open for trading. The Funds’ NAVs are not determined on days that the NYSE is closed and at other times described in the Prospectus. The NYSE is closed on the days on which the following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday and when such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

The value of the Funds’ exchange-traded securities is based on market quotations for those securities, or on their fair value determined under the direction of Matthews as the valuation designee (“Valuation Designee”) with the oversight of the Board of Trustees (as described below). A Fund’s portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of last reported sales prices. For exchange-traded securities, market value also may be determined on the basis of the exchange’s Official Closing Price or Settlement instead of the last reported sales prices.

Investments for which market quotations are not readily available are valued at fair value in good faith pursuant to Rule 2a-5 under the 1940 Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees has designated Matthews as the Valuation Designee for each Fund to perform the fair value determination relating to all Fund investments. Matthews may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Market quotations are provided by Pricing Sources that are independent of the Funds and Matthews. Foreign exchange-traded securities are valued as of the close of trading on the primary exchange on which they trade. Securities that trade in over-the-counter markets, including most debt securities (bonds), may be valued by third-party vendors or by using indicative bid quotations from bond dealers or market makers, or other available market information, often from the principal (or most advantageous) market on which the security is traded, or valued based on their fair value as determined under the direction of Matthews as the Valuation Designee with the oversight of the Board of Trustees. The Funds may also utilize independent Pricing Sources to assist them in determining a current market value for each security based on sources believed to be reliable.

In addition, the Funds may be subject to capital gains tax in India on gains realized upon disposition of Indian securities. The tax is computed on net realized gains; any realized losses in excess of gains may be carried forward for a period of up to eight years to offset future gains. Any net taxes payable must be remitted to the Indian government prior to repatriation of sales proceeds. The Funds accrue a deferred tax liability for net unrealized gains in excess of available carryforwards on Indian securities. This accrual may reduce a Fund’s NAV.

Short-term fixed-income securities having a maturity of 60 days or less are valued at amortized cost, which the Valuation Designee believes represents fair value. When a security is valued at amortized cost, it is first valued at its purchase price. After it is purchased, it is valued by assuming a constant amortization to maturity of any discount or premium (because the Funds are highly likely to hold the security until it matures and then receive its face value), regardless of the way of changing interest rates could change the market value of the instrument.

Generally portfolio securities subject to a “foreign share” premium are valued at the local share prices (i.e., without including any foreign share premium). In addition, in certain countries shares may be purchased in a local class or, subject to certain limitations, in a class reserved for foreign purchasers.

Foreign values of the Funds’ securities, when held by the Funds, are converted to U.S. dollars using exchange rates determined as of 4 p.m. London time and in accordance with the Funds’ Pricing and Valuation Policy and Procedures adopted by the Board (the “Pricing Policies”). The Funds generally use the foreign currency exchange rates deemed to be most appropriate by a foreign currency pricing service that is independent of the Funds and Matthews.

Trading in securities on Asia Pacific exchanges, various other foreign exchanges, and over-the-counter markets is normally completed well before the close of the business day in New York. In addition, securities trading in Asia Pacific and various foreign markets may not take place on all business days in New York. Furthermore, trading takes place in markets of Asia Pacific and in various foreign markets on days that are not business days on which the NYSE is open and therefore the Funds’ NAVs are not calculated.

The Valuation Designee reviews and monitors the Pricing Policies. The Valuation Designee is responsible for determining the fair value of the Funds’ securities as needed in accordance with the Pricing Policies and performs such other tasks as it deems necessary, subject to oversight by and periodic reporting to the Board. The Valuation Designee meets on an ad hoc basis to discuss issues relating to the valuation of securities held by the Funds.

Pursuant to the Pricing Policies, the Funds value any exchange-traded security for which market quotations are unavailable or have become unreliable, and any over-the-counter security for which indicative quotes are unavailable, at that security’s fair market value. In general, the fair value of such securities is determined, in accordance with the Pricing Policies, by a pricing service retained by the Funds that is independent of the Funds and Matthews. There may be circumstances in which the Funds’ independent pricing service is unable to provide a reliable price of a security. In addition, when establishing a security’s fair value, the independent pricing service may not take into account events that occur after the close of Asian and other foreign markets but prior to the time the Funds calculate their NAVs. Similarly, there may be circumstances in which a foreign currency exchange rate is deemed inappropriate for use by the Funds or multiple appropriate rates exist. In such circumstances, the Board of Trustees has delegated the responsibility of making fair-value determinations to Matthews as Valuation Designee. In these circumstances, the Valuation Designee will determine the fair value of a security, or a fair exchange rate, in good faith, in accordance with the Pricing Policies. Changes in a Fund’s NAV may not track changes in published indices of, or benchmarks for, Asia Pacific and other foreign market securities.

Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the NAV of the Funds’ shares into U.S. dollars at the prevailing market rates, as determined in accordance with the Pricing Policies.

Dividends and Distributions

Dividends from net investment income, if any, are normally declared and paid by the Funds in December. Capital gains distributions, if any, are normally made after October 31. The Funds may make additional payments of dividends or distributions if they deem it to be desirable and in the best interests of shareholders at other times during the year. However, there can be no assurances that any particular Fund will have income to distribute for any given period. Any dividend or distributions paid by the Funds have the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend of distribution. To the extent the Funds make a mid-year distribution of realized capital gains, the Funds run a greater risk of over-distributing because subsequent capital losses realized prior to October 31 may more than offset the amount of the distribution. An over-distribution of capital gains is in effect a return of capital. Therefore, the Funds will only make a special mid-year distribution of capital gains in circumstances where the Board of Trustees has determined that it is more likely than not to be in the best interests of shareholders generally and that the amount of the distribution is not likely to result in an unintended return of capital. It is also possible that certain tax adjustments can lower the amount of distributable income, which might result in a return of capital for income oriented funds that will still distribute income or cash generated by their investment portfolio.

Taxation of the Funds

In General

Each Fund has elected and intends to continue to qualify each year as a regulated investment company under Subchapter M of the Code. In order to so qualify for any taxable year, a fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership; (ii) distribute at least 90% of its dividend, interest and certain other income each year; and (iii) at the end of each fiscal quarter maintain at least 50% of the value of its total assets in cash, government securities, securities of other regulated investment companies, and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of a fund’s total assets and 10% of the outstanding voting securities of such issuer, and have no more than 25% of its assets invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer, or of two or more issuers which the fund controls and which are engaged in the same, similar or related trades and businesses, or of one or more qualified publicly traded partnerships.

To the extent each Fund qualifies for treatment as a regulated investment company, it will not be subject to federal income tax on income paid to shareholders in the form of dividends or capital gains distributions.

An excise tax will be imposed on the excess, if any, of a Fund’s required distributions over actual distributions in any calendar year. Generally, the required distribution is 98% of a Fund’s ordinary income for the calendar year plus 98.2% of its net capital gains recognized during the one-year period ending on October 31 plus undistributed and untaxed amounts from prior years. The Funds intend to make distributions sufficient to avoid imposition of the excise tax, but there can be no assurances that each Fund will make sufficient distributions each period to, or otherwise, avoid all taxes imposed at the level of the Fund. Dividends declared by the Funds during October, November or December to shareholders of record on a specified date in such months and paid during January of the following year will be taxable to shareholders in the year they are declared, rather than the year in which they are received.

Shareholders will be subject to federal income taxes on distributions made by the Funds whether received in cash or additional shares of a Fund. Distributions of net investment income and net capital gains, if any, will be taxable to shareholders without regard to how long a shareholder has held shares of the Funds. Some dividends paid by the Funds may qualify in part for the dividends received deduction for corporations. In addition, a portion of the dividends of a Fund paid to shareholders may be eligible for the reduced federal tax rate applicable to qualified dividend income of the Fund if certain holding periods are met. Eligibility for this reduced tax rate depends on the underlying investments of the Fund and is uncertain each year.

The Funds will notify shareholders each year of the amount of dividends and distributions, and the portion of their dividends which qualify for the corporate dividends-received deduction or any reduced rate of taxation applicable to qualified dividends (i.e., dividends eligible to be taxed at rates applicable to long-term capital gains).

At the time of an investor’s purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in a Fund’s portfolio or undistributed taxable income of a Fund. Consequently, subsequent distributions by a Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the trading value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares and the distributions economically represent a return of a portion of the investment. In general, a Fund may make taxable distributions even during periods in which the share price has declined. Tax consequences are not the primary consideration of the Funds in implementing their investment strategies.

Taxes Regarding Options, Futures and Foreign Currency Transactions

When the Funds write a call, or purchase a put option, an amount equal to the premium received or paid by it is included in the Funds’ accounts as an asset and as an equivalent liability. In writing a call, the amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written.

The current market value of a written option is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option that a Fund has written expires on its stipulated expiration date, that Fund recognizes a short-term capital gain. If the Fund enters into a closing purchase transaction with respect to an option that the Fund has written, the Fund realizes a short-term gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option that the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

The premium paid by a Fund for the purchase of a put option is recorded in that Fund’s assets and liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. The current market value of a purchased option is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option that the Fund has purchased expires on the stipulated expiration date, the Fund realizes a short-term or long-term capital loss for Federal income tax purposes in the amount of the cost of the option. If the Fund exercises a put option, the Fund realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale, which will be decreased by the premium originally paid.

Accounting for options on certain stock indices will be in accordance with generally accepted accounting principles. The amount of any realized gain or loss on closing out such a position will result in a realized gain or loss for tax purposes. Such options held by a Fund at the end of each fiscal year on a broad-based stock index will be required to be “marked-to-market” for federal income tax purposes. 60% of any net gain or loss recognized on such deemed sales or on any actual sales it will be treated as long-term capital gain or loss and the remainder will be treated as short- term capital gain or loss (“60%/40% gain or loss”). Certain options, futures contracts and options on futures contracts utilized by a Fund are “Section 1256 contracts.” Any gains or losses on Section 1256 contracts held by a Fund at the end of each taxable year (and on October 31 of each year for purposes of the 4% excise tax) are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as a 60%/40% gain or loss.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to stockholders.

Passive Foreign Investment Companies

Equity investments by a Fund in certain “passive foreign investment companies” (“PFICs”) could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC, which tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, a Fund may elect to treat a PFIC as a “qualified electing fund” (“QEF”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year and on October 31st of each calendar year for excise tax purposes. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs are not eligible to be treated as “qualified dividend income.” Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

Other U.S. and Foreign Tax Issues

India. In India, a tax of 15% plus surcharges is currently imposed on gains from sales of equities held not more than one year and sold on a recognized stock exchange in India. Gains from sales of equity securities in other cases are taxed at a rate of 30% plus surcharges (for securities held not more than one year) and 10% (for securities held for more than one year).

Also in India, the tax rate on gains from sales of listed debt securities is currently 10% plus surcharges if the securities have been held more than one year and 30% plus surcharges if the securities have been held not more than one year. Securities transaction tax applies for specified transactions at specified rates. India imposes a tax on interest on securities at a rate of 20% plus surcharges. This tax is imposed on the investor and payable prior to repatriation of sales proceeds. The tax is computed on net realized gains; any realized losses in excess of gains may be carried forward for a period of up to 8 years to offset future gains. India imposes a tax on dividends paid by an Indian company at a rate of 15% plus surcharges. This tax is imposed on the company that pays the dividends. Please refer to the Determination of Net Asset Value section for information on how treatment of these taxes may affect the Funds’ daily NAV.

Taxes incurred on a Fund’s short-term realized gains may lower the potential short-term capital gains distribution of that Fund. Any taxes paid in India by a Fund on short-term realized gains will be available to be included in the calculation of that Fund’s foreign tax credit that is passed through to shareholders via Form 1099-DIV, assuming at least 50% of a Fund’s assets consist of non-U.S. investments. Although taxes incurred on short-term gains may lower the potential short-term capital gains distribution of a Fund, they also potentially lower, to a larger extent, the total return of that Fund as proceeds from sales are reduced by the amount of the tax.

The General Anti-Avoidance Rules (“GAAR”) under the Indian Income Tax Act, 1961, as amended, which became effective on April 1, 2017, empower the Indian tax authorities to investigate and declare any arrangement it determines to be an “impermissible avoidance arrangement” and impose penalties and interest. Although the Trust does not consider any Fund to be engaged in such an avoidance arrangement, there cannot be any assurances as to the determinations that could be made by the tax authorities.

China. The taxation on dividends and capital gains derived by nonresident enterprises was largely changed when China adopted the unified Enterprise Income Tax law effective as of January 1, 2008. Although the Chinese authorities have issued various tax circulars since then to provide the much-needed clarification, the tax treatment of capital gains derived by nonresident enterprises, such as the Funds, on shares issued by a Chinese resident company remains unclear. To the extent that such taxes are imposed on dispositions of holdings of the Funds, the Funds’ returns would be adversely impacted.

South Korea. Under the U.S.-South Korea income tax treaty the government of South Korea has imposed a non-recoverable withholding tax and resident tax aggregating 16.5% on dividends and 13.2% on interest paid by South Korean issuers. Under U.S.-South Korea income tax treaty, there is no South Korean withholding tax on realized capital gains.

General. The Funds consider the impact of a country’s tax laws and regulations, as well as withholding, when considering investment decisions. The above discussion and the related discussion in the Prospectus are not intended to be complete discussions of all applicable federal or foreign tax consequences of an investment in the Funds. Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local taxes, as well as any foreign tax implications.

Back-Up Withholding. U.S. federal law requires that a Fund withhold as “backup withholding,” at a current rate of 24%, certain reportable payments, including dividends and capital gain distributions, paid to shareholders who fail to provide the Fund with a valid taxpayer identification number, make certain required certifications, have been notified by the Internal Revenue Service (“IRS”) that they are subject to federal backup withholding, or with respect to whom the Fund has been notified by the IRS that federal backup withholding applies. In order to avoid this withholding requirement, shareholders must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. Backup withholding is not an additional tax and any amounts withheld may be applied to the taxpayer’s ultimate federal income tax liability if proper documentation is provided to the IRS.

FATCA. Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax on each Fund’s distributions generally applies, subject to any applicable intergovernmental agreements, if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution,” it undertakes certain due diligence, reporting, withholding and certification obligations, (ii) if the foreign entity is not a foreign financial institution, it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA. Under proposed treasury regulations on which taxpayers may rely until final regulations are in place, FATCA withholding does not apply to capital gain distributions from a Fund or on gross proceeds of a sale or disposition of Fund shares. If withholding is required under FATCA on a payment related to your shares, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefits of such exception or reduction. The Funds will not pay any additional amounts in respect to amounts withheld under FATCA. You should consult your tax advisor regarding the effect of FATCA based on your individual circumstances.

The foregoing discussion relates solely to U.S. investors. Non-U.S. investors should consult their tax advisors concerning the tax consequences of ownership of shares of the Funds, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by treaty) or the possible applicability of FATCA.

The above discussion and the related discussions in the prospectuses are not intended to be complete discussions of all applicable tax consequences of an investment in a Fund, or changes in U.S. and foreign tax laws that may become effective after the date of this SAI. Paul Hastings LLP has expressed no opinion in respect thereof. Shareholders are advised to consult with their own tax advisors concerning the application of federal, state, local, and foreign taxes to an investment in a Fund.

Payments to Broker-Dealers and Other Financial Intermediaries

Matthews may pay a broker-dealer or other financial intermediary (an “Intermediary) for certain activities related to the Fund, including data collection, marketing, educational training, participation on certain distribution platforms or other initiatives related to the sale or promotion of Fund shares. Matthews makes these payments from their own assets and not from the assets of the Funds. Any such arrangements do not result in an increase in the expenses, or the cost of, owning the Fund. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Other Information

Statements contained in the Prospectus or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this SAI form a part. Each such statement is qualified in all respects by such reference.

Reports to Shareholders

Shareholders will receive unaudited semi-annual reports describing the Funds’ investment operations and annual financial statements audited by independent certified public accountants. Inquiries regarding the Funds may be directed to Matthews at (833) 228-5605.

Financial Statements

The financial statements for the Funds, including the notes thereto, as of December  31, 2022, are incorporated by reference from the Funds’ 2022 Annual Report to Shareholders as filed with the SEC on Form N-CSR. The Matthews Emerging Markets ex China Active ETF, Matthews Emerging Markets Sustainable Future Active ETF, Matthews Pacific Tiger Active ETF, Matthews India Active ETF, Matthews Japan Active ETF, Matthews Korea Active ETF, and Matthews Asia Dividend Active ETF had not yet commenced operations as of December 31, 2022, and therefore financial statements for those Funds are not included in the Annual Report.